UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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☐	Soliciting Material Pursuant to Rule §240.14a-12

HEALTHAXIS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Shareholder:

     You are cordially invited to attend the 2005 Annual Meeting of Shareholders (“Annual Meeting’) of Healthaxis Inc. (the “Company”), which will be held on June 29, 2005, at 8:00 a.m., Central Daylight Time, at the offices of the Company located at 7301 North State Highway 161, Suite 300, Irving, Texas 75039. The official Notice of Annual Meeting, together with a proxy statement and form of proxy, are enclosed. Please give this information your careful attention.

     A number of important matters will be considered at the Annual Meeting, including the election of directors and the approval of the Healthaxis Inc. 2005 Stock Incentive Plan. The Healthaxis Board of Directors urges your careful consideration of these and the other matters to be presented at the Annual Meeting.

     Healthaxis invites all shareholders to attend the meeting in person. If you cannot be present, you may vote by mailing the enclosed proxy card or by other methods made available by your bank, broker or nominee. Voting by written proxy will ensure your representation at the Annual Meeting if you choose not to attend in person. Please review the instructions on the proxy card or the information forwarded by your bank, broker or nominee concerning your voting options. The shareholders attending the Annual Meeting may vote in person even if they have returned a proxy.

Sincerely, James W. McLane Chairman and Chief Executive Officer

Irving, Texas
May 31, 2005

HEALTHAXIS INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 29, 2005

TO THE SHAREHOLDERS OF HEALTHAXIS INC.:

     Healthaxis Inc. will hold its Annual Meeting of Shareholders at 8:00 a.m., Central Daylight Time, on June 29, 2005, at the executive offices of Healthaxis Inc. located at 7301 North State Highway 161, Suite 300, Irving, Texas 75039, for the following purposes:

1.	To elect six directors to serve until the next annual meeting of shareholders and until their successors are duly elected;

2.	To approve the Healthaxis Inc. 2005 Incentive Stock Plan (which amends and restates the Healthaxis Inc. 2000 Stock Option Plan);

3.	To ratify the selection of McGladrey & Pullen, LLP as the Company's independent public accountants for the fiscal year ending December 31, 2005; and

4.

To act upon such other matters as may properly come before the meeting, including any motion to adjourn to a later time to permit further solicitation of proxies if necessary to establish a quorum, or to obtain additional votes in favor of the proposals or before any postponements or adjournments thereof.

     The Board of Directors has fixed the close of business on May 27, 2005, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO VOTE BY COMPLETING, DATING AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD OR BY OTHER MEANS MADE AVAILABLE BY YOUR BANK, BROKER OR NOMINEE. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors, J. BRENT WEBB SECRETARY

Irving, Texas
May 31, 2005

i

SHAREHOLDER PROPOSALS	27

HOUSEHOLDING INFORMATION	27

OTHER MATTERS	27

ANNUAL REPORT ON FORM 10-K	28

APPENDIX A -- HEALTHAXIS INC. 2005 STOCK INCENTIVE PLAN

ii

Healthaxis Inc.
7301 North State Highway 161
Suite 300
Irving, TX 75039

_________________

PROXY STATEMENT

_________________

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Healthaxis Inc. for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on June 29, 2005, at 8:00 a.m., Central Daylight Time, at the offices of the Company located at 7301 North State Highway 161, Suite 300, Irving, TX 75039, and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy will be sent or given to shareholders is May 31, 2005. All references in this Proxy Statement to the “Company” or “Healthaxis” includes Healthaxis Inc. and its subsidiaries.

     If the enclosed form of proxy is signed and returned, it will be voted as specified in the proxy. If no vote is specified, it will be voted FOR each of the matters described in this Proxy Statement. If any other matter is properly presented at the Annual Meeting for action, including a proposal to adjourn or postpone the Annual Meeting to permit the Company to solicit additional proxies if necessary to establish a quorum or to obtain additional votes in favor of any proposal, the persons named in the accompanying proxy will vote on such matter in their own discretion. You may revoke your proxy at any time before it is exercised by writing to the Company’s Secretary; by timely delivering a properly executed, later-dated proxy; or by voting by ballot at the Annual Meeting. The method by which you vote will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or nominee, you must obtain a proxy, executed in your favor, from the bank, broker or nominee, to be able to vote at the Annual Meeting.

     The expense of the proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or facsimile by directors, officers or employees of the Company and its subsidiaries without additional compensation. Upon request by banks, brokers and nominees who are record holders of the Company’s Common Stock, par value $0.10 per share (the “Common Stock”), the Company is required to pay the reasonable expenses incurred by such banks, brokers and nominees for mailing proxy materials and annual shareholder reports to the beneficial owners of the Common Stock.

OUTSTANDING STOCK AND VOTING RIGHTS

     The Company had 5,988,855 shares of Common Stock outstanding at the close of business on May 27, 2005 (the “Record Date”). In order for a quorum to be present at the Annual Meeting, a majority of the outstanding shares of the Common Stock entitled to vote as of the close of business on the Record Date must be present in person or represented by proxy at the Annual Meeting. All such shares that are present in person or represented by proxy at the Annual Meeting will be counted in determining whether a quorum is present, including abstentions and broker non-votes.

     Each share of Common Stock outstanding is entitled to one vote on each matter which may be brought before the Annual Meeting. The election of directors will be determined by a plurality vote. Approval of all other matters properly brought before the Annual Meeting requires the affirmative vote of a majority of the shares cast on the proposal. Under Pennsylvania law, abstentions are not considered to be cast votes and thus, although they will count for purposes of determining whether there is a quorum and for purposes of determining the voting power and number of shares entitled to vote at the Annual Meeting, such abstentions will have no effect on the approval of any matter to come before the Annual Meeting. Broker non-votes will be counted for purposes of determining whether there is a quorum at the Annual Meeting, but will have no effect on the approval of any matter to come before the Annual Meeting.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of May 27, 2005, the beneficial ownership of the Company’s Common Stock: (i) by each person known by the Company to be the beneficial owner of five percent or more of the Company’s outstanding Common Stock, (ii) by each director of the Company, (iii) by the Chief Executive Officer and the four other most highly compensated executive officers during fiscal 2004 (the “Named Executive Officers”), and (iv) by the directors and executive officers of the Company as a group. Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares.

5% Beneficial Owners(1)	Number of Shares Beneficially Owned(2)		Percent of Class
Sharad K. Tak	5,555,556	(3)	59.6%
c/o Tak Investments, Inc.
400 Professional Drive, Suite 420
Gaithersburg, MD 20879

Alvin H. Clemens	297,281	(4)	4.9%
5 Radnor Corporate Center, Suite 555
100 Matsonford Road
Radnor, PA 19087

LB I Group Inc.	667,999		11.2%
c/o Lehman Brothers, Inc.
745 Seventh Avenue, 2nd Floor
New York, NY 10019

Directors and Executive Officers
Michael Ashker	191,609	(5)	3.1%
James W. McLane	337,367	(6)	5.4%
Adam J. Gutstein	20,500	(7)	*
Kevin F. Hickey	20,260	(8)	*
Thomas L. Cunningham	16,688	(9)	*
John W. Coyle	13,500	(10)	*
James J. Byrne	13,500	(11)	*
John M. Carradine	88,525	(12)	*
Charles S. Ramsburg	—		—
J. Brent Webb	71,751	(13)	*
Jimmy D. Taylor	37,501	(14)	*
All directors and executive officers
as a group (11 Persons)	808,641	(15)	12.0%

__________________________________

* Less than 1%

(1)	The address of each director and executive officer is 7301 North State Highway 161, Suite 300, Irving, TX 75039.

(2)	Includes options and warrants exercisable within 60 days from May 27, 2005.

(3)

Includes warrants to purchase 3,333,334 shares of common stock exercisable within 60 days, and excludes warrants to purchase up to 2,777,777 shares of common stock that are contingent on the Company compelling the exercise thereof, or the exercise by Tak Investments, Inc. of other included warrants.

(4)

Mr. Clemens is a former officer and former director of the Company. Includes 41,449 shares subject to options and warrants exercisable within 60 days. Excludes options to purchase 91,792 shares of the Common Stock owned by the Beaver Creek Limited Partnership in which Mr. Clemens is a partner for which Mr. Clemens expressly disclaims beneficial ownership. The total shares shown in the table are based on the Company’s most recent records.

(5)	Includes options to purchase 186,722 shares of the Common Stock exercisable within 60 days.

(6)	Includes options to purchase 281,136 shares of the Common Stock exercisable within 60 days.

(7)	Includes options to purchase 19,500 shares of the Common Stock exercisable within 60 days.

(8)	Includes options to purchase 20,260 shares of the Common Stock exercisable within 60 days.

(9)	Includes options to purchase 16,688 shares of the Common Stock exercisable within 60 days.

(10)	Includes options to purchase 13,500 shares of the Common Stock exercisable within 60 days.

(11)	Includes options to purchase 13,500 shares of the Common Stock exercisable within 60 days.

(12)	Includes options to purchase 86,075 shares of the Common Stock exercisable within 60 days.

(13)	Includes options to purchase 70,001 shares of the Common Stock exercisable within 60 days.

(14)	Includes options to purchase 37,501 shares of the Common Stock exercisable within 60 days.

(15)	Includes options to purchase 744,883 shares of Common Stock exercisable within 60 days.

     Following approval by the Company’s common shareholders, on May 13, 2005 the Company closed a financing transaction (the “Closing”) with Tak Investments, Inc. (the “Investor”), a Delaware corporation owned by Mr. Sharad Tak. Mr. Tak’s current beneficial ownership in the Company is set forth in the above table. Under the terms and conditions of the Stock and Warrant Purchase Agreement with the Investor (the “Purchase Agreement”), the Company issued to the Investor 2,222,222 shares of common stock at a per share purchase price of $2.25 for an aggregate initial investment of $5.0 million. The Investor also received at the Closing three warrants (the “Warrants”). The first Warrant, which provides for an exercise price of $2.25 per share of common stock and a term of two years, permits the Company to call the exercise of up to 3,333,334 shares of common stock (for an aggregate of up to $7.5 million) under certain conditions, but only permits the Investor to exercise the Warrant for up to 2,222,222 shares of common stock (for an aggregate of $5.0 million). The Company’s ability to call the exercise of the first Warrant is subject to the satisfaction of certain conditions, including unanimous approval of such action by the Company’s Board of Directors (which requires the approval of the Investor’s designees to the Board, as referenced below). The Investor also received two additional warrants representing the right to purchase additional shares of common stock at prices of $2.70 and $3.15 per share. The number of shares of common stock subject to these two additional Warrants is dependent upon the amount ultimately invested under the first Warrant, but could total up to an additional 2,777,777 shares of common stock and could provide an additional cash investment in the Company of up to $8.1 million. According to a Schedule 13D filed by Mr. Tak with the Securities and Exchange Commission (the “Commission”) on May 23, 2005, the $5.0 million initial investment made by the Investor in the Company was drawn from Mr. Tak’s personal funds.

     In connection with the Closing, the Company and the Investor entered into a number of related agreements. Under the terms of an Investor Rights Agreement, the securities purchased by the Investor are subject to limited transfer restrictions, and the Investor has the right to approve certain fundamental corporate activities, the right to participate in other Healthaxis equity financings and, depending upon the size of the Company’s Board of Directors and the Investor’s continuing ownership position in the Company, the right to designate one to three nominees for election to the Company’s Board of Directors. The Company expects that the Investor will be electing to invoke its right to initially designate up to two additional members to the Board of Directors, and the Company will be obligated to expand its Board and add the Investor’s designees to the Board within five business days after such designation. The parties also entered into a Registration Rights Agreement under which the Company agrees to file a registration statement covering the resale of the shares of common stock purchased under the Purchase Agreement or through exercise of the Warrants. Finally, as a part of the Closing, the Company also entered into a five-year Remote Resourcing Agreement with Healthcare BPO Partners L.P., a company affiliated with the Investor and owned by Mr. Tak. Healthcare BPO Partners will provide India-based personnel and infrastructure that will be utilized by the Company to provide business process outsourcing services and other software development and technical support services to support the Company’s operations. The Indian operations, which will be dedicated for the Company’s exclusive use, will be managed by the Company and based in Jaipur, India. These new Indian operations will supplement the Company’s existing operations in Utah, Texas and Jamaica.

PROPOSAL I — ELECTION OF DIRECTORS

     The Company’s Amended and Restated Articles of Incorporation and Bylaws currently provide that the Board of Directors shall consist of not less than three nor more than twelve directors, and that within these limits, the number of directors shall be as established by the Board of Directors. The Board of Directors has reduced the number of directors comprising the Board of Directors from seven to six directors, effective with the date of the Annual Meeting. The Company’s Amended and Restated Articles of Incorporation do not permit shareholders to cumulate their votes for the election of directors.

     At the Annual Meeting, shareholders will elect directors to serve for a term of one year until the next Annual Meeting of Shareholders and until each of their respective successors is elected and qualified, or the earlier of their death, resignation or removal from office. Messrs. James J. Byrne, John W. Coyle, Thomas L. Cunningham, Adam J. Gutstein, Kevin F. Hickey and James W. McLane have been nominated for re-election to the Board of Directors.

     The following table sets forth certain information, as of May 27, 2005, regarding the nominees to the Company’s Board of Directors. Each director has consented to being named in the Proxy Statement and to serve if elected. The Board of Directors knows of no reason why such directors would be unable to serve. If any of the directors should for any reason become unable to serve, then valid proxies will be voted for the election of such substitute nominee as the Board of Directors may designate, the Board of Directors may reduce the number of directors to eliminate the vacancy, or the position may remain vacant.

Name	Age	Position Held In the Company	Served as Director Since
James J. Byrne	69	Director	2003
John W. Coyle	52	Director	2003
Thomas L. Cunningham	62	Director	2003
Adam J. Gutstein	42	Director	2001
Kevin F. Hickey	53	Director	2001
James W. McLane	66	Chairman & Chief Executive Officer	2001

     The biographical information for each director of the Company is set forth below.

     James J. Byrne has served as a director of the Company since 2003. Mr. Byrne has served as Chairman of Byrne Technology Partners, Ltd., since April 1995. The firm provides interim management at the CEO and senior executive level for high technology companies. Services provided include turnaround, valuation improvement and exit strategies. In addition, Mr. Byrne will assist his clients by assuming management control of their investments and in that regard, he became Chairman of the Board and Chief Executive Officer of OpenConnect, a worldwide software company, from May 1999 to May 2001. From April 1990 to April 1995, Mr. Byrne served as President of Harris Adacom Corporation. Mr. Byrne has also held management positions with United Technologies, General Electric and Honeywell. Mr. Byrne currently serves on the Board of Lennox International Inc., an industry-leading provider of residential and commercial air conditioning and heating systems, a NYSE listed company. Mr. Byrne has also served on boards in Mexico, Hong Kong, Germany, France and the United Kingdom. In addition, he served as a board member of the American Electronics Association (AEA) and was Chairman of AEA's Texas Council. He is a Fellow and member of the board of the Legacy Center for Public Policy.

     John W. Coyle has served as a director of the Company since 2003. Mr. Coyle was Senior Vice President CIGNA HealthCare and President of Connecticut General Life Insurance Company, a subsidiary of Cigna, a leading health insurance company, from 2003 until 2005. Mr. Coyle was the President and Chief Operating Officer of Trigon Blue Cross Blue Shield, a Richmond Virginia based health insurer from 2001 until its sale in 2003. Mr. Coyle also has served in various executive capacities at Aetna, Inc., from 1990 until 2000 including Senior Vice President, Head of Business Operations, Senior Vice President, Head of International Health Business and Regional Vice President.

     Thomas L. Cunningham has served as a director of the Company since 2003, and is designated by the Board as the “financial expert” under the Sarbanes-Oxley Act of 2002. Mr. Cunningham served over 28 years at Ernst & Young LLP (and predecessor “Ernst” firms), withdrawing as an audit partner in September 1991. He worked as an equity research analyst specializing in special situations and health care stocks with William K. Woodruff Incorporated and Rauscher Pierce Refsnes, Inc. from 1993 through 1996. Since January 1997 and for earlier interim periods, he has been self-employed as a Certified Public Accountant and business consultant. As part of his CPA practice, he is currently licensed as a financial advisor under NASD Series 24 and 7 by H. D.Vest Financial Services. From December 1991 through October 2003, he served on the Board of Directors of Bluebonnet Savings Bank FSB. Bluebonnet was voluntarily liquidated as a profitable savings bank in October 2003. Since May 2003, Mr. Cunningham has served as a director and, since January 2004, as an audit committee member and financial expert, of Encore Wire Corporation (Nasdaq: WIRE).

     Adam J. Gutstein has served as a director of the Company since 2001. He has served as a Director of DiamondCluster International, Inc., a global business and technology strategy and implementation firm, since August of 1999. Mr. Gutstein currently is the President of DiamondCluster International, Inc., Managing Director of European, Middle East and Latin American operations and a member of the firm’s Office of the Chairman. Mr. Gutstein has also served as Global Managing Director and as President of North America of DiamondCluster International, Inc. From 1994 through 2000, Mr. Gutstein served in a variety of management positions with Diamond Technology Partners, a consulting and predecessor firm to DiamondCluster International, Inc.

     Kevin F. Hickey has served as a director of the Company since 2001. He is currently an independent consultant to health insurance and technology companies. He served as the Chairman and Chief Executive Officer of IntelliClaim, a privately held application service provider that provides insurance payors with capabilities for enhancing claim processing efficiency and productivity, from 1999 until 2005. From 1997 until 1998, Mr. Hickey was Executive Vice President of Operations and Technology for Oxford Health Plans. Mr. Hickey has also served as a director of the American Association of Preferred Provider Organizations from 1999 until 2002; a director of First Health/HealtheSolutions, a privately held company, since 1982; a director of Benefit Management Group, a privately held company, since 1997; a director of Wellcare, Inc., a publicly traded Medicaid managed care organization, since 2002; and a director of HealthMarket, Inc., a consumer directed health plan, from 2002 until 2004.

     James W. McLane has served as a director of the Company since 2001. He has also served as Chief Executive Officer since February 2001, Chairman since July 2001, President from February 2001 through February 2004, and as a director of Healthaxis.com, Inc. since August 2000. He serves as a director of Beverly Enterprises, Inc., an elder care services provider. Mr. McLane served as President, Chief Operating Officer and Director of NovaCare, Inc., a provider of physical therapy and orthotics and prosthetics devices and services, from 1997 to 2000; Executive Vice President of Aetna Life & Casualty and Chief Executive Officer of Aetna Health Plans from 1991 to 1996. Prior to that time, he served as Senior Vice President and Division Executive of Citibank’s Corporate

Finance Division; Europe/Middle East & Africa Division of the Capital Markets Group, and Citicorp’s Global Insurance Division and Capital Investments Division, and he also served as Chairman of Ambac, Inc. and CapMac, Inc., companies which provided financial guarantees on municipal bonds and asset backed securities.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMMON
SHAREHOLDERS VOTE FOR THE NOMINEES FOR DIRECTOR.

BOARD OF DIRECTOR AND COMMITTEE MATTERS

     During most of 2004, the Board of Directors had a Compensation Committee, a Nominating Committee and an Audit Committee that performed the functions described below. During 2004, the Board of Directors of the Company held seven meetings. Each director attended at least 75% of the aggregate meetings held by the Board of Directors and the Committees on which he served. In addition, it is the policy of the Board of Directors to hold an executive session of independent directors without the presence of management at each Board of Directors meeting.

     All members of the Board of Directors are required to attend each annual meeting of shareholders except for absences due to causes beyond the reasonable control of the director. There were seven directors at the time of the 2004 annual meeting of shareholders, and all seven directors attended the meeting (two of which attended by telephone).

     The Compensation Committee is responsible for reviewing and approving the compensation for the Chief Executive Officer and evaluating the Chief Executive Officer’s performance, establishing policies regarding compensation for other officers of the Company, administering the Company’s incentive bonus and stock option plans, and other compensation matters. The members of the Compensation Committee are Messrs. Hickey (chairman), Byrne and Gutstein. All members of the Compensation Committee are “independent” as defined by the Nasdaq Stock Market. The Compensation Committee held two meetings in 2004. The report of the Compensation Committee is included in this Proxy Statement. A written charter for the Compensation Committee has been adopted by the Board of Directors and is available on the Company’s website at www.healthaxis.com.

     The Nominating Committee monitors the size and composition of the Board of Directors, reviews the independence of its members, makes recommendations for nominees for directors, and considers nominees recommended by shareholders according to the procedures set forth below under the captions “The Company’s Director Nomination Process,” “Advance Notice Bylaw Provision” and “Shareholder Proposals.” The members of the Nominating Committee are Messrs. Gutstein (chairman), Hickey and Cunningham. All members of the Nominating Committee are “independent” as defined by the rules of The Nasdaq Stock Market. The Nominating Committee held one meeting in 2004. A written charter for the Nominating Committee has been adopted by the Board of Directors and is available on the Company’s website at www.healthaxis.com.

     The Audit Committee is responsible for the appointment of the Company’s auditors, compensation and oversight matters regarding the auditors, reviewing the scope and results of audits, reviewing management’s overview of the risks, policies, procedures and controls surrounding the integrity of financial reporting, reviewing any relationship that may affect the independence of outside auditors, reviewing any internal control or accounting issues of the Company and reviewing the adequacy of the Company’s accounting, financial and operating systems. The current members of the Audit Committee are Messrs. Cunningham (chairman), Coyle and Byrne. The Board of Directors has determined that Mr. Cunningham is qualified as an audit committee financial expert within the meaning of the regulations of the Commission. The Audit Committee held eight meetings in 2004. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act. All members of the Audit Committee are independent as defined by the applicable rules of The Nasdaq Stock Market and the regulations of the Commission.

The Company’s Director Nomination Process

     The Nominating Committee’s charter sets forth the policies and process for identifying and recommending candidates for election to the Board of Directors. The Committee will select new director candidates who satisfy the following minimum qualifications: (i) have significant business or public experience that is relevant and beneficial to the Board of Directors and the Company, (ii) are willing and able to make a sufficient time commitment to the affairs of the Company in order to perform effectively the duties of a director, including regular attendance of Board of Directors meetings and committee meetings, (iii) are committed to the long-term growth and profitability of the Company, (iv) are individuals of character and integrity, (v) are individuals with inquiring minds who are willing to speak their minds and challenge and stimulate management, and (vi) are individuals that will represent the interests of the Company as a whole and not only the interests of a particular stockholder or group.

     There are two primary methods the Nominating Committee may use to identify candidates for director nominees. First, the Nominating Committee may solicit names of potential candidates from a variety of sources, including directors, Company officers, other individuals with whom the Nominating Committee members are familiar, or through its own research. In addition, the Nominating Committee may retain a search firm to identify qualified candidates for director nominees.

     Pursuant to the Company’s Bylaws, nominations for directors to be elected may be made at a meeting of shareholders only by (i) the Board of Directors (or any committee thereof), or (ii) a shareholder of the Company entitled to vote for the election of directors at the meeting who complies with the procedure set forth in Section 202(b) of the Company’s Bylaws (as described below). At any time prior to the election of directors at a meeting of shareholders, the Board of Directors may designate a substitute nominee to replace any bona fide nominee who was nominated as set forth above and who, for any reason, becomes unavailable for election as a director.

     The Nominating Committee will consider new director candidates recommended by the Company’s shareholders to the extent such recommendations are made in compliance with applicable laws, rules and regulations, the Company’s Bylaws and procedures established by the Nominating Committee. Pursuant to the Company’s Bylaws, nominations by shareholders for directors to be elected, or proposals by shareholders to be considered, at a meeting of shareholders and which have not been previously approved by the Board of Directors must be submitted to the Secretary of the Company in writing, either by personal delivery, nationally-recognized express mail or United States mail, postage prepaid, not later than the date set forth under the heading “Advance Notice Bylaw Provision” below. Each such nomination or proposal shall set forth: (i) the name and address of the shareholder making the nomination or proposal and the person or persons nominated, or the subject matter of the proposal submitted; (ii) a representation that the shareholder is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated, or the proposal submitted; (iii) a description of all arrangements and understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made, or the proposal was submitted, by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Directors; and (v) the consent of each nominee to serve as a director of the Company if so elected. All late nominations will be rejected. Director candidates recommended by shareholders shall be evaluated by the Nominating Committee based on the same criteria outlined above to be applied to director candidates identified by the Nominating Committee.

     To date, the Nominating Committee has not received a candidate recommendation from any shareholder (or group of shareholders) that beneficially owns more than five percent of the Company’s Common Stock.

Affirmative Determinations of Director Independence

     The Board of Directors has determined that each of the following directors is an “independent director” as the term is defined in Marketplace Rule 4200(a)(15) of the National Association of Security Dealers (the “NASD”):

James J. Byrne John W. Coyle Thomas L. Cunningham Adam J. Gutstein Kevin F. Hickey

     The independent directors meet separately at each regular meeting of the Board of Directors. The independent directors have selected Mr. Gutstein to serve as Lead Director of the executive sessions of the independent directors.

Corporate Governance

     The Board of Directors has adopted a Code of Conduct. The Code of Conduct applies to all directors and employees, including the Company’s principal executive, financial and accounting officers. The Code of Conduct is available on the Company’s website, www.healthaxis.com. The Company intends to post amendments to or waivers from the Code as required by applicable rules on the Company’s web site.

     Current copies of the following materials related to the Company’s corporate governance policies and practices are available publicly on the Company’s web site at www.healthaxis.com:

o	Amended and Restated Audit Committee Charter
o	Nominating Committee Charter
o	Compensation Committee Charter
o	Code of Conduct
o	Audit Committee Policy for Pre-approval of Audit and Non-Audit Services
o	Procedures for Contacting the Board of Directors

     The Procedures for Contacting the Board of Directors describes the manner in which interested persons may contact the Board of Directors or a particular director. Under the procedures, complaints relating to the Company’s accounting, internal accounting controls of auditing matters and concerns regarding questionable accounting or auditing matters will be referred to the Chairman of the Audit Committee. Other communications to the Board of Directors will be referred to the Lead Director of the Company’s Board of Directors, or other director specified, provided that advertisements, solicitations for periodical or other subscriptions, and similar communications generally are not forwarded to Board members.

Compensation Committee Interlocks and Insider Participation

     During 2004, the Compensation Committee consisted of Messrs. Hickey, Byrne and Gutstein. None of these individuals has at any time served as an officer or employee of the Company. No member of the Compensation Committee has any interlocking relationship with any other company that requires disclosure under this heading. No executive officer of the Company served as a director or member of the compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Director Compensation

     Under the Director Compensation Plan for 2004, each director who served throughout the full year and who was not a current employee received a total of 8,000 options for service in 2004. An additional 2,000 options were granted to each committee chair for service in such capacity in 2004. All such options were granted pursuant to the Company’s 2000 Stock Option Plan. All options granted under this plan were priced in accordance with the terms of the 2000 Stock Option Plan, and vested 25% upon the date of each scheduled regular quarterly Board of Directors meeting during 2004. In addition to the above, during 2004 all non-employee directors received $1,000 cash consideration for each meeting attended in person, and $250 per hour for attendance at telephonic meetings, with a maximum of $1,000 per telephonic meeting. Committee chairs received an additional $1,500 for committee meetings held in person, or $750 for committee meetings held by phone. The Board recently renewed the Director Compensation Plan on the same terms for 2005.

PROPOSAL II – APPROVAL OF HEALTHAXIS INC. 2005 STOCK INCENTIVE PLAN

Background

     On May 11, 2005, the Board of Directors adopted the Healthaxis Inc. 2005 Stock Incentive Plan (the “2005 Plan” or “Plan”), as a complete amendment and restatement of the Healthaxis Inc. 2000 Stock Option Plan (the “2000 Plan”), subject to shareholder approval, which is being sought at the Annual Meeting. As amended and restated, the 2005 Plan is similar in purpose to the existing 2000 Plan, which the shareholders approved in 2000.

     There are currently approximately 902,000 shares of Common Stock underlying outstanding stock options for the 2000 Plan, and approximately 98,000 shares remain available for grant under the 2000 Plan. The limited number of remaining available shares under the 2000 Plan limits the Company’s ability to (a) provide incentive compensation to its key employees, (b) attract new employees and (c) provide compensation to its consultants, advisors and non-employee directors. It is anticipated that the additional 1,000,000 shares proposed to be authorized under the 2005 Plan, together with the shares remaining under the 2000 Plan, will enable the Company to provide sufficient grants of awards for the foreseeable future. Also, the inclusion of authority to grant forms of equity compensation in addition to stock options, including restricted stock, will allow the Company to tailor future awards to the Company’s specific needs and circumstances at that time.

     Key strategic objectives in the Company’s compensation program are to closely align employees’ interests with the long-term interests of shareholders, and to encourage executives and key employees to behave like owners of the business by rewarding them when shareholder value is created. To this end, the Company monitors its use of shares in line with those objectives and the amount and nature of the overhang resulting from the Company’s stock-based compensation plans.

     By allowing the Company to continue to offer its key employees, non-employee directors, executive officers, consultants and advisors long-term performance-based compensation through the 2005 Plan (approximately 250 persons), the Board of Directors believes the Company will continue to be able to attract, motivate, and retain individuals of exceptional talent upon whom, in large measure, the Company’s future success depends.

Key Features of the 2005 Plan

     Term of Plan. The 2005 Plan becomes effective upon shareholder approval, and provides that no further grants under the 2005 Plan may be made after ten years from the date the Plan becomes effective.

     Authorized Shares. The total number of shares of Common Stock available for delivery pursuant to awards under the 2005 Plan over its entire term is 1,000,000 plus (a) any shares of Common Stock that are not then represented by awards granted under the 2000 Plan and (b) any shares of Common Stock that are represented by awards under the 2000 Plan that are forfeited, terminated, expired, or canceled without delivery of shares of Common Stock. As a result, the aggregate number of shares of Common Stock for which awards may be granted under the 2000 Plan and the 2005 Plan is 2,000,000.

     Types of Awards. The 2005 Plan authorizes the grant of several types of stock-based awards, including incentive stock options (“ISOs”), nonstatutory stock options (“NSOs”), stock appreciation rights (“SARs”), stock units and performance shares, and restricted stock awards. The various types of awards authorized under the 2005 Plan may be utilized in the future if determined appropriate by the Compensation Committee, as appointed by the Board of Directors to administer the Plan. The 2000 Plan currently only authorizes the grant of ISOs and NSOs, so the 2005 Plan will provide the Compensation Committee with increased flexibility in making stock-based awards in the future.

     No Discount Stock Options. The 2005 Plan prohibits the grant of a stock option with an exercise price less than the fair market value of the Company’s stock on the date of grant.

     Plan Administered by Independent Committee. The Compensation Committee will manage the 2005 Plan. The Compensation Committee is comprised solely of independent, non-employee directors.

Other Material Features of the 2005 Plan

     A summary of the additional material features of the 2005 Plan is set forth below. The summary descriptions below, in addition to the 2005 Plan highlights described above, are qualified in their entirety by the full text of the 2005 Plan included in Appendix A to this Proxy Statement.

     Shares Subject to the Plan and Share Counting Rules. Subject to certain adjustments, a total of 1,000,000 shares plus (a) any shares of Common Stock that are not then represented by awards granted under the 2000 Plan and (b) any shares of Common Stock that are represented by awards under the 2000 Plan that are forfeited, terminated, expired, or cancelled without delivery of shares of Common Stock will be available for awards granted under the 2005 Plan. As a result, the aggregate number of shares of Common Stock for which awards may be granted under the 2000 Plan and the 2005 Plan is 2,000,000. Any shares issued under the 2005 Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares, or shares purchased in the open market or otherwise.

     Any shares subject to an award under the 2005 Plan that are forfeited, settled for cash, expire, or otherwise are terminated without issuance of such shares, are available for awards under the 2005 Plan. In addition, substitute awards do not reduce the shares available under the Plan or to a Participant in any calendar year.

     Administration. The Compensation Committee shall administer the Plan with respect to all eligible individuals who are subject to Section 162(m) of the Code. The Board of Directors may administer the Plan with respect to all other eligible individuals or may delegate all or part of that duty to the Compensation Committee. All determinations involving awards that are intended to be exempt from the deduction limitations of Section 162(m) of the Code must be made by a committee of outside directors meeting the requirements for the performance-based compensation exception. Determinations of the Compensation Committee will be final, conclusive, and binding upon all persons on any interested person. Such determinations include such matters as selecting participants, determining the awards that will be made under the Plan, interpreting plan provisions, and deciding the terms and conditions of any award. However, any action or determination by the Compensation Committee specifically affecting or relating to an award to a nonemployee director will be approved and ratified by the Board of Directors.

     Antidilution. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin-off, or similar transaction or other change in corporate structure affecting the shares, such adjustments and other substitutions will be made to the Plan and to awards as the Compensation Committee or the Board of Directors in its sole discretion deems equitable or appropriate, including without limitation such adjustments in the aggregate number, class and kind of securities which may be delivered under the Plan, in the aggregate or to any one participant, in the number, class, kind and exercise price of securities or other property subject to outstanding options, SARs or other awards granted under the Plan, and in the number, class and kind of securities or other property subject to awards granted under the Plan.

     Persons Eligible for Grants. Any employee, consultant, advisor or non-employee director will be eligible to be selected as a participant under the Plan by the Compensation Committee. However, ISOs will be granted only to participants who are employees of the Company or a subsidiary.

Types of Awards

     Options. ISOs and NSOs are both stock options allowing the recipient to purchase a fixed number of shares or Common Stock at a fixed price. Under the Plan, the exercise price of any option must not be less than the fair market value on the grant date. Each award agreement will state the time or periods in which or the conditions upon satisfaction of which, the right to exercise the ISO or NSO or a portion thereof will vest and the number of shares of Common Stock for which the right to exercise the option will vest at each such time, period, or fulfillment of condition. The Plan permits the Compensation Committee to include various terms in the options in order to enhance the linkage between shareholder and management interests. These include permitting participants to deliver cash, shares or other consideration (including, where permitted by law and the Compensation Committee, awards) in payment of the exercise price and making the exercise or vesting of options contingent upon the satisfaction of performance criteria. The Plan provides that the term of any option granted may not exceed ten years and that each option may be exercised for such period as may be specified by the Compensation Committee in the grant of the option, subject to the minimum vesting requirements described above. It is not expected that the Compensation Committee will exercise its discretion to make such grants under the Plan on a regular basis.

     SARs. SARs constitute the right to receive shares of stock equal in value to the difference between the exercise price of the SAR and the market price of a share of Common Stock on the exercise date. SARs may be granted alone or in tandem with options. The exercise of all or a portion of an SAR granted with a related option results in the forfeiture of all or a corresponding portion of the related option, and vice versa. The provisions of SARs need not be the same with respect to each recipient. The Compensation Committee may impose such conditions or restrictions on the exercise of any SAR as it deems appropriate.

     Stock Units and Performance Shares. A stock unit award is the grant of a right to receive shares of Common Stock in the future. A performance share award is a grant of shares of Common Stock or stock units that is contingent on the achievement of performance or other objectives during a specified period. The number of performance shares earned, and the value received for them, will be contingent on the degree to which the performance measures established at the time of the initial award are met. For each recipient of stock units or performance shares, the Board of Directors will determine the timing of awards; the number of stock units or performance shares awarded; the performance measures used for determining whether the performance shares are earned; the performance period during which the performance measures will apply; the relationship between the level of achievement of the performance measures and the degree to which performance shares are earned; whether, during or after the performance period, any revision to the performance measures or performance period should be made to reflect significant events or changes that occur during the performance period; the number of earned performance shares that will be paid in cash and/or shares of Common Stock; and whether dividend equivalents will be paid on stock units or performance shares, either currently or on a deferred basis.

     A participant whose employment or service with the Company terminates because of normal retirement or death either (i) during a performance period, or (ii) prior to the delivery date for stock units, will be entitled to the prorated value of earned performance shares or stock units. If the participant’s employment or service with the Company terminates for any reason other than normal retirement or death (i) during a performance period, or (ii) prior to the delivery date for stock units, the performance shares or stock units will be forfeited on the date employment or service terminates. The Board of Directors, however, may determine in its sole discretion that the participant will be entitled to receive all or any portion of the performance shares or stock units that he or she would otherwise receive, and may accelerate the determination and payment of the shares or units or make such other adjustments as the Board of Directors, in its sole discretion, deems desirable. In addition, performance share and stock units will generally be subject to accelerated vesting upon a change in control, as described below under “Change in Control Provisions.”

     Restricted Stock. The Plan provides for awards of shares of Common Stock that are subject to restrictions on transferability and other restrictions that may be determined by the Compensation Committee in its discretion. Such restrictions will lapse on completion of a required period of employment or service with the Company and such other terms as are established by the Compensation Committee. Recipients of restricted stock awards generally receive dividends and have all the customary voting and other rights of a shareholder during the restriction period. Dividends may be paid currently, or held subject to the same restrictions as the underlying shares during the restriction period. Restricted stock awards may be issued to participants either alone or in addition to other awards granted under the Plan. The provisions of restricted stock awards need not be the same with respect to each recipient. The minimum restriction period applicable to any restricted stock award that is not subject to performance conditions restricting the grant size, the transfer of the shares, or the vesting of the award will be one year from the date of grant. The Board of Directors may in its sole discretion, at any time after the date of the award of restricted stock, adjust the length of the restriction period to account for individual circumstances of a recipient, but in no case shall the length of the restriction period be less than one year or greater than ten years.

     Change in Control Provisions. The Plan permits any award agreement to provide that the award will vest, and any restrictions and other conditions applicable to awards will lapse, if a change in control (as defined in the Plan) occurs. All Performance Awards will be considered to be prorated, any deferral or other restriction will lapse and Performance Awards will be immediately settled or distributed in accordance with policies established by the Compensation Committee. Change in Control is defined to include, among other things, the transfer of 50% or more of the Company’s voting securities to any person or entity (other than a person or entity that owns 10% or more of the Company’s equity securities upon the date of effectiveness of the 2005 Plan).

     Limitations. No Participant may be granted in any twelve month period an aggregate amount of options and/or SARs with respect to more than 500,000 shares of Common Stock.

     Amendments and Termination. The Board of Directors may amend or terminate the Plan, provided, that no outstanding awards may be adversely affected without the consent of the affected participant. Shareholder approval must be obtained if required by applicable law or the rules of The NASDAQ Stock Market.

     Transferability. ISOs, performance shares, stock unit awards and, during the period of restriction, shares of restricted stock awarded under the 2005 Plan are not transferable except as designated by the participant by will or by the laws of descent and distribution. ISOs may be exercised during the lifetime of the holder of the option only by the holder or his or her guardian or legal representative. If provided in the award agreement, NSOs and SARs may be transferred by the holder to a “permitted transferee” and may exercised either by the holder, his or her guardian or legal representative and as otherwise permitted under the laws of descent and distribution, or by a “permitted transferee.”

     For purposes of the 2005 Plan, a “permitted transferee” means a participant’s spouse, children, or grandchildren, a trust established by the participant for the benefit of the participant and/or his or her spouse, children, or grandchildren, a family partnership or limited liability company whose partners or members are the participant, his or her spouse, children, or grandchildren, and/or a trust that would be a permitted transferee, or any other person, the transfer to whom has been approved by the Compensation Committee in its sole discretion.

     Registration and Compliance with Applicable Law. If the Compensation Committee determines under U.S. federal, state or local or foreign law or practice, that government approval or the registration, qualification, or listing of shares of the Common Stock is necessary or desirable in connection with the granting of awards or their exercise, or the purchase or receipt of shares pursuant to awards, no shares pursuant to an affected award may be purchased or received before the Compensation Committee is satisfied that the desired actions have been completed. The Compensation Committee will not be required to issue any shares of Common Stock pursuant to an award before it has received all required information and determined that such issuance is in compliance with all applicable laws and securities exchange rules.

Federal Income Tax Considerations

     The discussion below summarizes the expected federal income tax treatment of awards under the Plan, under currently applicable laws and regulations. It is only a summary of the effect of U.S. federal income taxation upon recipients of awards and the Company with respect to the grant and exercise of awards under the 2005 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income or gain may be taxable.

     ISOs. Recipients of ISOs generally do not recognize taxable income and the Company is not entitled to a deduction on the grant of ISOs. If a recipient exercises an ISO in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option nor within one year from the date of exercise, the recipient will not recognize income by reason of the exercise, and the Company will not be entitled to a deduction by reason of the grant or exercise. If a recipient holds the shares acquired for at least one year from the exercise date and does not dispose of the shares for at least two years from the grant date, the recipient’s gain or loss upon a subsequent sale will be long-term capital gain or loss equal to the difference between the amount realized on the sale and the recipient’s basis in the shares acquired. The Company will not be entitled to a deduction. If a recipient disposes of the shares acquired without satisfying the required minimum holding period, such “disqualifying disposition” will give rise to ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date (or, if less, the amount realized upon disqualifying disposition) over the recipient’s basis in the shares acquired. The Company will ordinarily be entitled to a deduction equal to the amount of the ordinary income resulting from a disqualifying disposition, subject to the limitations of Section 162(m) of the Code explained below. A recipient does not recognize income for alternative minimum tax (“AMT”) purposes upon exercise of ISOs; that amount is also included in the recipient’s AMT basis in the shares acquired. AMT gain or loss is equal to the excess of the amount realized less the recipient’s AMT basis. Income from a disqualifying disposition generally is not income for AMT purposes.

     NSOs. A recipient generally does not recognize taxable income on the grant of NSOs, but does recognize ordinary income on the exercise date. The amount of income in the case of an NSO exercise is the amount by which the fair market value of the shares received on the date of exercise exceeds the option price. The Company will ordinarily be entitled to a deduction on the exercise date equal to the ordinary income recognized by the recipient from the exercise of NSOs, subject to the limitations of Section 162(m).

     SARs. As a result of the enactment of new federal tax legislation, the tax treatment of SARs that are not exempt from the new law under the transitional rules is unclear. Any SARs granted under the 2005 Plan will be subject to this new law. The Internal Revenue Service is expected to address this issue in regulations.

     Stock Units. A recipient does not recognize taxable income on the grant of stock unit awards, but does recognize ordinary income when they vest, unless settlement of the units is deferred in accordance with the requirements of federal tax law. If these requirements are met, the recipient will recognize taxable income when the shares of Common Stock are delivered. The amount of this ordinary income will be the fair market value of the shares on the date of vesting or delivery, as applicable, plus the amount of cash payable or paid, as applicable. Any dividends paid on stock unit awards are also taxable as compensation income upon vesting or payment, as applicable.

     The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of stock unit awards, subject to the limitations of Section 162(m).

     Performance Share Awards. A recipient does not recognize taxable income on the grant of performance share awards, but does recognize ordinary income, to the extent that the designated performance measures are satisfied, when they vest. Upon vesting, the recipient will recognize taxable income when the cash or shares of Common Stock are delivered. The amount of this ordinary income will be the fair market value of the shares on the date of vesting or delivery, as applicable, plus the amount of cash payable or paid, as applicable. Any dividends paid on performance share awards are also taxable as compensation income upon vesting or payment, as applicable.

     The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of performance share awards, subject to the limitations of Section 162(m).

     Restricted Stock Awards. A recipient generally does not recognize taxable income on the grant of shares of restricted stock, but does recognize ordinary income on the vesting date, or the date the recipient’s interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. Any dividends paid on the shares of restricted stock before the vesting date are also taxable as compensation income upon receipt.

     However, a recipient may elect to recognize income upon the grant of shares of restricted stock, rather than when the recipient’s interest is freely transferable and no longer subject to a substantial risk of forfeiture, equal to the fair market value of the shares on the date of the award. If the recipient makes this election, dividends paid with respect to the shares of restricted shares that are paid currently (rather than held subject to forfeiture) will not be treated as compensation, but rather as dividend income, and the recipient will not recognize additional income when the restrictions applicable to the shares of restricted stock lapse. The recipient will not be entitled to any deduction if, after making this election, he or she forfeits any of the shares of restricted stock. If shares of restricted stock are forfeited after this election is made, the recipient will not be entitled to a refund of the ordinary income tax paid on the shares. The recipient may, however, be entitled to receive a capital loss deduction upon forfeiture.

     The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of shares restricted stock, subject to the limitations of Section 162(m).

     Depending upon the positions taken by the Internal Revenue Service in regulations under the new federal tax legislation referred to above, the tax consequences of restricted stock described above may change.

     Withholding. The Company will retain the right to deduct or withhold, or require the recipient to remit to the Company, an amount sufficient to satisfy federal, state and local taxes, required by law or regulation to be withheld with respect to any taxable event as a result of the Plan.

     Change in Control and Excess Parachute Payments. The accelerated vesting of awards upon a change in control could result in a participant being considered to receive “excess parachute payments” (as defined in Section

280G of the Code), which payments are subject to a 20% excise tax imposed on the participant. If so, and if the participant has a change in control agreement with the Company, the participant would be entitled to be made whole for such excise tax, and the Company would not be able to deduct the excess parachute payments or any such indemnity payments.

     Section 162(m) Limitations. Section 162(m) of the Code generally places a $1 million annual limit on a company’s tax deduction for compensation paid to a “covered employee.” A “covered employee” is an employee who is, on the last day of the company’s taxable year in which the deduction would otherwise be claimed, the company’s chief executive officer or one of the other four highest paid officers named in its proxy statement. This limit does not apply to compensation that satisfies the applicable requirements for a performance-based compensation exception, one of which is that shareholders approve the material terms of the compensation.

     The 2005 Plan incorporates the requirements for the performance-based compensation exception applicable to options and SARs, so that all such awards should qualify for the exception. In addition, the Compensation Committee may grant other awards designed to qualify for this exception. However, the Compensation Committee reserves the right to grant awards that do not qualify for this exception, and in some cases, including a change in control, the exception may cease to be available for some or all awards (including options and SARs) that otherwise so qualify. Thus, it is possible that Section 162(m) may disallow compensation deductions that would otherwise be available to the Company.

Plan Benefits

     No awards will be granted under the 2005 Plan prior to its approval by the shareholders of the Company. All awards under the 2005 Plan will be granted in the discretion of the Compensation Committee, and, accordingly, are not yet determinable. In addition, awards are dependent upon a number of factors, including the value of our Common Stock on future dates, the Company’s performance and the exercise decisions of participants. As a result, the benefits that might be received by participants receiving discretionary grants under the 2005 Plan are not determinable. As of May 25, 2005, the closing market price for a share of the Company’s Common Stock was $1.90.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE APPROVAL OF THE HEALTHAXIS INC.
2005 STOCK INCENTIVE PLAN

PROPOSAL III – RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee has selected McGladrey & Pullen, LLP as independent public accountants for the fiscal year ended December 31, 2005, and has determined that it would be desirable to request that the shareholders ratify such selection. The affirmative vote of a majority of the outstanding shares of Common Stock present at the Annual Meeting in person or by proxy is necessary for the ratification of the selection of McGladrey & Pullen, LLP to serve as the Company’s independent public accountants for the fiscal year ending December 31, 2005. If the selection is not ratified, the Audit Committee may reconsider its selection.

     Representatives from McGladrey & Pullen, LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Fees Billed by Independent Public Accountants

     The Company’s principal independent public accountant was McGladrey & Pullen, LLP for the year ended December 31, 2004 and Ernst & Young, LLP for the year ended December 31, 2003. Fees billed or to be billed in connection with services rendered for these years is as follows:

	2004	2003
Audit Fees	$162,094	$350,775
Audit-Related Fees	34,745	0
Tax Fees	0	9,596
All Other Fees
	0	0

Total	$196,839	$360,371

In addition to the fees above, Ernst & Young, LLP billed a total of $110,450 audit fees in 2004 prior to their dismissal and the engagement of McGladrey and Pullen, LLP. These fees consisted of quarterly reviews and audit planning for 2004.

     Audit Fees. Audit fees were for professional services rendered for the audit and quarterly reviews of the Company's financial statements for the applicable fiscal year.

     Audit-Related Fees. Audit related fees in 2004 consisted of completion of a Service Auditors Report performed in accordance Statement of Auditing Standard (“SAS”) #70.

     Tax Fees. Tax fees related to services for tax compliance, tax advice and tax planning services.

     All Other Fees. For the fiscal years ended December 31, 2004, and December 31, 2003, the Company was not billed for any other services.

Audit Committee Pre-Approval Policy

     The Audit Committee has a policy regarding pre-approval of all audit and non-audit services provided by the Company’s independent auditors. Each year the Audit Committee considers for general pre-approval the independent auditor’s engagement to render audit services, and well as the provision of audit-related services, tax services and all other services. The Audit Committee generally pre-approves certain services in these categories up to a specified budgeted amount. The term of any general pre-approval is 12 months from the date of pre-approval, unless otherwise stated. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations. Any proposed service that has not received general pre-approval, or for which budgeted amounts exceed the pre-approved cost levels, will require specific pre-approval by the Audit Committee.

Changes in the Company’s Independent Public Accountants

     On September 20, 2004, the Company’s Audit Committee voted to dismiss Ernst & Young LLP as the Company’s independent public accountants, effective immediately. The reports of Ernst & Young LLP on the Company’s financial statements for each of the years ended December 31, 2003 and 2002, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope, or accounting principles.

     During the previous two calendar years ended December 31, 2003 and December 31, 2002 and the interim periods of calendar year 2004 through the date of this dismissal, the Company had no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter thereof in the report on the financial statements of the Company for such annual periods. There were no other reportable events (as defined in paragraphs (A) through (D) of Regulation S-K Item 304(a)(1)(v)) during the calendar years ended December 31, 2003 and December 31, 2002 and from January 1, 2004 through the date of this dismissal. Ernst & Young LLP furnished the Company with a letter addressed to the Commission stating that it agreed with the foregoing statements contained in this and the preceding paragraph.

     On September 20, 2004, the Company’s Audit Committee approved the engagement of McGladrey & Pullen, LLP as the Company’s independent public accountants, replacing Ernst & Young LLP. During the Company’s two most recent fiscal years and the interim periods of 2004 prior to engaging McGladrey & Pullen, LLP, the Company had not consulted McGladrey & Pullen, LLP with respect to any matters described in Regulation S-K Item 304(a)(2)(i) or (ii).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE FOR THE RATIFICATION OF THE SELECTION
OF MCGLADREY & PULLEN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

EXECUTIVE OFFICERS AND KEY EMPLOYEES

     Biographical information regarding the Company’s executive officers is as follows:

     James W. McLane. See biographical information under the caption Proposal I – Election of Directors.

     John M. Carradine, age 46, has been President and Chief Operating Officer of the Company since February 2004, and served as Treasurer and Chief Financial Officer of the Company from March 2001 to November 2004, and has served as President of Healthaxis Imaging Services, LLC, since April 1, 2002. From 1998 to 2001, Mr. Carradine served as Chief Financial Officer and a director of Micrografx, Inc., a publicly traded software development and services company with operations in the United States, Europe, Japan, and Australia, where he was responsible for worldwide financial and administrative functions including all finance and accounting, technology operations, planning and investor relations. From 1990 to 1998, Mr. Carradine served as Vice President of Finance and Chief Financial Officer of Intellicall, Inc., an American Stock Exchange listed manufacturer and provider of telecommunications products and services both in the United States and overseas. Mr. Carradine began his career with Arthur Young and Company as an Auditor from 1980 to 1983, and subsequently served from 1983 to 1990 as Treasurer for Computer Language Research, Inc., a provider of software and data processing services.

     J. Brent Webb, age 43, has been Senior Vice President, Secretary and General Counsel since May 2002. Mr. Webb has been a Vice President of the Company since May 2001, and previously served as Assistant Secretary. Mr. Webb joined the Company in January 1999 as Corporate Counsel. Prior to joining the Company, Mr. Webb spent 11 years in private legal practice in the Dallas, Texas area.

     Jimmy D. Taylor, age 49, became the Company’s Chief Financial Officer in November 2004. Mr. Taylor served as Vice President of Finance from December 2003 until November 2004, and from July 1987 until July 2002. From July 2002 until December 2003, Mr. Taylor served as Vice President of Resource Management for the technology and operations division of the Company. Mr. Taylor joined the Company in 1986 as corporate controller. From 1982 through 1986, Mr. Taylor was corporate controller for Screg U.S. Corporation, a French based construction company. He was a senior auditor for Arthur Young and Company from 1978 through 1981.

     Lawrence F. Thompson, age 48, is the Company’s Executive Vice President effective June 1, 2005. From January 2002 to May 2005, he was the Chief Executive Officer of Benefit Systems, Inc., a company located in Fresno, CA, which consults with third party administrators, brokers, business process outsourcers and insurance companies in the healthcare industry. From July 1988 until December 2001, Mr. Thompson was the founder, President and Chief Executive Officer of Glacier Insurance Administrators, a large third party administrator in Fresno, California. Mr. Thompson has served on the board of the Self-Insurance Institute of America since 1995, and he is its immediate past chairman. Mr. Thompson is also an active member of the National Association of Health Underwriters and the Fresno Chamber of Commerce, as well as a past active member of the Society of Professional Benefit Administrators. Prior to forming Glacier Insurance Administrators, Mr. Thompson was the Executive Vice President of Dun and Bradstreet Plan Services. He began his career as a member of the Aetna Group School and worked as an account executive with Aetna Life and Casualty. Mr. Thompson served as a consultant to the Company in 2004 and 2005.

     Biographical information regarding other key employees is as follows:

     Roxanne Seale, age 48, has been Vice President of Application Solutions of Healthaxis since May 2002. Ms. Seale joined the Company in 1988, and has held various technical and management positions since that time.

     William H. Malone, age 52, has been the Vice President of Imaging Services since September 1998. Mr. Malone joined Imaging Services in October 1996 and served as the Regional Manager for the Utah Operations. Prior to joining Imaging Services, Mr. Malone served with New Horizons as an Account Manager for a computer learning center. Mr. Malone retired from the United States Marine Corps in 1993. During his time in the Military, he served as a Financial Management Officer and Supply Officer.

     Steven V. Wilson, age 44, has been Vice President of Product Management since January 2005. Mr. Wilson previously served as Vice President of Sales from May 2002 until January 2005. From 1992 to 2002, Mr. Wilson was with National Claims Administrative Services (NCAS), a third party administrator in Fairfax, Virginia, serving as the Vice President of Operations from 1994 — 2002. Prior to NCAS, Mr. Wilson spent 8 years in various positions with BlueCross BlueShield of the National Capital Area.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information regarding compensation paid by the Company and its subsidiaries to the Chief Executive Officer and each Named Executive Officer during the years ending December 31, 2004, 2003 and 2002.

		Annual Compensation						Long-Term Compensation
Name and Principal Position	Year	Salary ($)		Bonus ($)		Other Annual Compensation ($)		Awards of Securities Underlying Options (#)	All Other Compensation(1) ($)
James W. McLane,	2004	251,150	(2)	—		40,869	(3)	100,000	7,250
Chairman and Chief	2003	251,150	(2)	—		39,107	(3)	14,016	5,650
Executive Officer	2002	326,800	(2)	—		51,299	(3)	75,000	4,500

John M. Carradine,	2004	215,000		15,000		—		40,000	6,150
President and	2003	183,600		—		—		6,075	4,115
Chief Operating Officer	2002	208,000		35,000		—		5,000	4,000

Charles S. Ramsburg,	2004	200,600	(5)	100,000	(6)	6,758	(7)	40,000	4,874
Former Executive Vice President	2003	—		—		—		—	—
and Chief Revenue Officer (4)	2002	—		—		—		—	—

J. Brent Webb,	2004	150,000		12,500		—		40,000	4,402
Senior Vice President,	2003	130,500		225		—		9,433	4,082
Secretary	2002	133,860		25,000		—		2,000	4,000
and General Counsel

Jimmy D. Taylor,	2004	135,900	(8)	—		—		20,000	4,707
Chief Financial Officer	2003	132,051		19,010		—		6,900	4,080
	2002	148,822		—		4,550	(9)	—	4,000

____________________________
(1)	Represents the amount contributed to the 401K savings plan by the Company on behalf of the named executive.

(2)	Includes $900 for 2004, $900 for 2003 and $1,800 for 2002 in benefit waiver payments under the Company’s standard benefit policies.

(3)

Represents travel and living expenses paid by the Company on behalf of Mr. McLane who lives in Pennsylvania, and a tax gross-up payment to cover individual income tax associated with the Company’s payment of these expenses.

(4)	Mr. Ramsburg was the Company’s Executive Vice President and Chief Revenue Officer from March 2004 through January 2005. As of February 1, 2005, Mr. Ramsburg is no longer employed by the Company.

(5)	Includes $600 in benefit waiver payments under the Company’s standard benefit policies.

(6)	Represents employment contract signing bonus.

(7)	Represents commission payments made during 2004 under the Company’s sales compensation plan.

(8)	Includes $900 in benefit waiver payments under the Company’s standard benefit policies.

(9)	Represents payment of accrued and unused vacation from prior years.

Stock Options Granted

     The following table sets forth information regarding options granted to each Named Executive Officer during 2004 and the values of such options held by such individuals at fiscal year end.

Option/SAR Grants in Last Fiscal Year

					Potential Realizable Value At Assumed Annual Rates Of Stock Appreciation for Option Term (1)
Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price $/Share	Expiration Date	5%	10%
James W. McLane	100,000(2)	28%	$2.32	6/30/2014	$145,904	$369,748
Chairman and Chief
Executive Officer

John M. Carradine	40,000(2)	11%	$2.32	6/30/2014	$58,361	$147,899
President and Chief
Operating Officer

Charles S. Ramsburg	40,000(2)	11%	$2.32	(3)	—	—
Former Executive Vice
President and
Chief Revenue Officer

J. Brent Webb	40,000(2)	11%	$2.32	6/30/2014	$58,361	$147,899
Sr. Vice President, Secretary
and General Counsel

Jimmy D. Taylor	20,000(2)	6%	$2.32	6/30/2014	$29,181	$73,950
Chief Financial Officer

____________________________

(1)

The amounts under these columns reflect calculations at assumed 5% and 10% appreciation rates and, therefore, are not intended to forecast future appreciation, if any, of the respective underlying common stock. The potential realizable value to the optionees was computed as the difference between the appreciated value, at the expiration dates of the stock options, of the applicable underlying common stock obtainable upon exercise of such stock options over the aggregate exercise price of such stock options.

(2)	These options were granted under the Company’s 2000 Stock Option Plan. 25% of each grant vested immediately, and an additional 25% have vested or will vest on January 31, 2005, 2006 and 2007.

(3)	All of Mr. Ramsburg’s options have expired unexercised following the termination of his employment with the Company on February 1, 2005.

Aggregated Option/SAR Exercises In Last Fiscal Year And Fiscal Year End Option/SAR Values

     The following table sets forth information regarding options exercised by each of the Named Executive Officers during fiscal 2004, as well as the year end values of shares underlying options:

			Number of Securities Underlying Unexercised Options/ SARS at Fiscal Year End (#)		Value of Unexercised In-the- Money Options/SARs at Fiscal Year-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
James W. McLane	—	—	205,378	57,008	—	—
John M. Carradine	—	—	35,087	35,988	—	—
Charles S. Ramsburg	—	—	10,000	30,000	—	—
J. Brent Webb	—	—	21,534	35,967	—	—
Jimmy D. Taylor	—	—	9,050	18,451	—	—

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information regarding all compensation plans under which Company equity securities are authorized for issuance as of December 31, 2004:

Equity Compensation Plan Information

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in left column)
Equity compensation plans	635,007	$3.78	364,294
approved by security
holders(1)

Equity compensation plans not	241,245	$24.84	0
approved by security
holders(2)(3)

Total	876,252	$9.58	364,294

(1)	This category consists of the Healthaxis Inc. 2000 Stock Option Plan, which was approved by the shareholders.

(2)

This table does not include 270,126 shares of Common Stock that may be issued upon exercise of options outstanding under the Healthaxis.com, Inc. Amended and Restated 1998 Stock Option Plan which was assumed in the Healthaxis.com merger with the Company as approved by the shareholders. The weighted average exercise price of these outstanding options is $21.91.

(3)

This category includes an aggregate of 171,225 shares subject to options outstanding under the Provident American Corporation Stock Option Plan For Directors, the Provident American Corporation 1996 Incentive Stock Option Plan For Life And Health Insurance Agents, the Provident Military Market Stock Option Plan, and the Provident American Corporation Amended And Restated Stock Option Plan For Directors and other historical plans related to the issuance of options to former officers, directors, employees and non-employee field representatives and agents related to the Company’s discontinued insurance operations. The Company no longer makes any option grants under any of these plans. This category also includes a total of 70,020 shares subject to outstanding warrants that were issued by the Company in connection with historical consulting and services arrangements. The Healthaxis.com warrants were originally issued in connection with various marketing and carrier partner agreements related to the discontinued retail website operations.

EMPLOYMENT AGREEMENTS

     Messrs. McLane, Carradine, Webb and Taylor have Change in Control Employment Agreements with the Company that set forth, among other things, the terms and conditions pursuant to which the Company or its successor will continue to employ them or the amount of certain payments that would be made to each executive upon certain events following a change in control of the Company. A Change in Control Employment Agreement with Mr. Ramsburg terminated and became of no further force or effect following his resignation effective January 31, 2005. On May 13, 2005, the Company and each of Messrs. McLane, Carradine, Webb and Taylor executed an amendment to each of their respective Change in Control Employment Agreements (the “Employment Agreement

Amendments”) under which they agreed that the closing of the investment transaction between the Company and Tak Investments, Inc. on that date resulted in a “change in control” of the Company and the triggering of the commencement of a three-year employment period between the Company and each of such executives. Under the terms of the amended employment agreements with Messrs. Carradine, Webb and Taylor, the Company is required to compensate the executives at the rate of compensation and bonus prior to the change in control, or in the case of Messrs. Carradine and Webb, the annual salary in effect on December 31, 2002, if greater.

     Pursuant to the terms of Mr. McLane’s Employment Agreement Amendment, as recommended by Mr. McLane to the Board of Directors, Mr. McLane’s duties as Chief Executive Officer will gradually decrease, he can conduct his business principally from Philadelphia, and upon a date no later than December 31, 2006, Mr. McLane will cease to serve as Chairman, unless a modification is mutually agreed upon by Mr. McLane and the Board of Directors of the Company. Effective as of July 1, 2005, Mr. McLane’s base salary was to be reduced to $225,000, per his Employment Agreement Amendment and his recommendation to the Company’s Board of Directors. Mr. McLane has voluntarily recommended to the Board that it further reduce his base salary to $200,000 as of July 1, 2005, and the Compensation Committee has agreed to the further reduction. Pursuant to his Employment Agreement Amendment, Mr. McLane’s annual base salary may not be reduced below $200,000 while he is serving as Chairman and CEO, or as Chairman only, unless a lesser amount is mutually agreed to by Mr. McLane and the Company. These changes in Mr. McLane’s duties are being made at Mr. McLane’s initiative. The severance payment to which Mr. McLane would be entitled was also slightly reduced in his Employment Agreement Amendment.

     Under the four amended employment agreements, the Company will provide the covered executives with termination benefits if their employment is terminated by the Company without “cause” or by the individual for “good reason,” as those terms are defined in the agreements, within six months prior to a change in control or three years after a change in control. The termination benefits under these agreements are as follows:

o	A lump sum payment equal to the executive’s salary through the termination date not yet paid and a pro-rated bonus based on the number of days of the current fiscal year as of the termination date;

o

A lump sum payment equal to one and one-half years’ salary and his average bonus for the preceding three years in the case of Mr. McLane; a lump sum payment equal to eighteen months’ salary and the average bonus for the preceding three years in the case of Mr. Carradine; a lump sum payment equal to one year’s salary and the average bonus for the preceding three years in the case of Mr. Webb; and a lump sum payment equal to one year’s salary and the average bonus for the preceding three years in the case of Mr. Taylor. The annual salary for purposes of determining these payments for Mr. Carradine and Mr. Webb will not be less than the annual salary in effect for each individual as of December 31, 2002;

o

Immediate acceleration of any vesting periods for any options to purchase the Company’s common stock and an extension of the period during which such options may be exercised from 90 days following termination of employment to thirty-six months following termination of employment;

o	Continuation of health and insurance benefits for 12 months following termination of employment; and

o	Outplacement services for 12 months following termination of employment.

     Under the terms of the Employment Agreement Amendments, all four executives waived their entitlement to terminate employment with the Company for any reason during the 30-day period immediately following the first anniversary of the “change in control” resulting from the closing of the Company’s investment transaction with Tak Investments, Inc.

     Under each of the amended employment agreements, the covered executive may not become an employee of, independent contractor of, consultant to, or perform any services for competitors of the Company for a specified period following the termination of his or her employment by the Company. The specified period is two years in the case of Mr. McLane, 18 months in the case of Mr. Carradine, and one year in the case of Messrs. Webb and Taylor.

     The agreements also contain confidentiality obligations that survive indefinitely, and non-solicitation obligations that continue for two years following termination of employment.

     The amended employment agreements contain a tax gross-up provision relating to any excise tax that the covered individual incurs by reason of the receipt of any payment that constitutes an excess parachute payment as defined in Section 280G of the Internal Revenue Code.

     In consideration of the concessions made by the executives in the Employment Agreement Amendments, the Company made a cash payment of $10,000 to each executive, all of the options to purchase the Company’s Common Stock then held by the executive vested in full, and the Company made an additional option grant to Mr. McLane of options covering 75,000 shares of Common Stock, to Mr. Carradine of options covering 60,000 shares of Common Stock, to Mr. Webb of options covering 50,000 shares of Common Stock and to Mr. Taylor of options covering 40,000 shares of Common Stock.

     On May 13, 2005, Healthaxis, Ltd., a wholly-owned subsidiary of the Company, entered into an employment agreement with Lawrence F. Thompson pursuant to which Mr. Thompson was appointed to the position of Executive Vice President of the Company. Mr. Thompson will also be serving on the Executive Management Committee of the Company. Subject to the terms of the employment agreement, Mr. Thompson’s employment will begin on June 1, 2005 and end on June 1, 2008, unless extended by mutual agreement or terminated sooner as permitted by the employment agreement. During his term of employment, Mr. Thompson will be paid an initial annual base salary of $200,000, subject to review and increase by the Compensation Committee of the Company’s Board of Directors. Mr. Thompson will also be paid a signing bonus of $32,000, payable in equal quarterly installments over his first twelve months of employment, and he will participate in the Company’s Sales Compensation Plan, with a guaranteed minimum aggregate commission of $50,000 per twelve month period spanning from June 1, 2006 to May 31, 2007, and from June 1, 2007 to May 31, 2008. Simultaneously with the execution of the Employment Agreement, Mr. Thompson received 50,000 stock options issued pursuant to the Company’s 2000 Stock Option Plan, with a three-year vesting period. Mr. Thompson is further entitled to participate in all of the Company’s equity compensation plans, practices, policies and programs generally available to other senior executives of the Company and its affiliated companies. The employment agreement also contains non-compete and confidentiality provisions. Mr. Thompson is entitled to a one year severance payment in the event his employment is terminated by the Company other than for Cause (as defined), death or disability, or by Mr. Thompson for Good Reason (as defined).

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     General Policies. The Company’s compensation programs are intended to enable the Company to attract, motivate, reward, and retain the management and key resource talent required to achieve aggressive corporate objectives in a highly competitive industry, revenue growth, profitability and enhancement of shareholder value. It is the Company’s policy to provide incentives to its senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of the Company’s business. To attain these objectives, the Company has developed a senior management compensation program which includes a competitive base salary, an equity based incentive plan, an employee benefit program, as well as the Performance Incentive Program. Base salaries, equity incentives and benefit programs are based on an annual competitive market survey performed by the Company. Base salaries are generally set at the approximate market median, and then incentives are designed to meet a target goal of approximating the 90th percentile of the market in terms of total compensation plan. Discretionary bonuses may also be paid to specific individuals upon completion of special projects or in cases of exceptional performance.

     In developing its compensation programs, the Company strives to balance the interests of its shareholders with the need to attract, maintain and provide incentives to its employees to achieve profitability and successfully carry out the Company’s strategy. In addition to establishing bonus pools that are conditioned upon the company’s profitability, the company has certain specified plans tied to specific achievements, such as the Performance and Sales Incentive Programs described below. In addition, the Company may establish smaller non-formulaic bonus pools for management to use at its discretion to reward exceptional performance by individual employees or teams, regardless of profitability, who make substantial contributions to our strategic initiatives leading to eventual company profitability.

     Performance and Sales Incentive Programs – The Company established a Performance Incentive Program in January 2003 (the “PIP”). The PIP is designed to align management and other employees more closely with Company goals. Under the program cash bonus compensation will not to be paid out unless the Company achieves profitability, and maintains a minimum in cash on the balance sheet. No bonuses have been paid to date under this program. The 2005 parameters for funding any bonus pool are to be established by the Committee. The PIP is administered by an executive committee, which makes its recommendations to the Committee of the Board of Directors if the conditions for the establishment of the bonus pool are achieved.

     The Company also maintains a Sales Compensation Incentive Plan. Under this plan, members of the Company’s sales organization are eligible to earn commissions upon closing of sales to new customers. A portion of the commission is paid at signing, and an additional portion is tied to actual cash received from the commissionable contract for a stated term. Participants in the Sales Compensation Incentive Plan are not eligible to participate in the PIP.

     CEO Compensation – In February 2001, James W. McLane was named Chairman, Chief Executive Officer and President. Pursuant to the terms of an agreement, entered into in December 2000 and effective February 2001, Mr. McLane was to receive an annual salary of $325,000, subject to review and adjustment annually by the Board of Directors of the Company. No adjustment was made to the base salary payable to Mr. McLane for 2002. Effective January 1, 2003, Mr. McLane’s annual salary was reduced by 23% to $250,250 in connection with a cost reduction plan recommended by management and approved by the Board in November 2002. Mr. McLane’s salary for 2004 was unchanged from 2003. No bonuses were paid to Mr. McLane under any plans in 2003 or 2004. The Company reimbursed Mr. McLane for all reasonable and necessary business and travel related expenses incurred by him, and the use of an apartment in Irving, Texas during his service to the Company in 2004. Mr. McLane also received from the Company a tax gross up payment during 2004 to cover taxes on certain living and other expenses related to his travel to, and temporary living arrangement in, Irving, Texas. Mr. McLane’s 2004 compensation is based on the Committee’s evaluation of his contribution to the Company as well as the amount of his compensation relative to Chief Executive Officers of comparable companies.

     Upon joining the Company in 2001, Mr. McLane was granted stock options to purchase 550,000 shares of Healthaxis.com, Inc. Common Stock at an exercise price of $4.00 per share under the Amended and Restated 1998 Stock Option Plan. As a result of the Company’s reorganization completed in January 2001, and the reverse stock split completed in 2003, these options have been converted into the right to purchase 73,370 shares of the Company Common Stock at a price of $30.00. These options are now fully vested.

     In January 2002, Mr. McLane was granted an additional 75,000 stock options to purchase the Company Common Stock at a price of $6.80 per share on an adjusted basis following the reverse stock split. These options are now fully vested.

     On January 14, 2003, Mr. McLane was granted an additional 14,016 stock options to purchase the Company’s Common Stock at a price of $3.30 per share on an adjusted basis following the reverse stock split. These options are now fully vested. These options were granted in accordance with a plan applicable to all employees affected by the January 2003 salary reductions, with the number of options granted to each affected employee being determined pursuant to a formula based upon the amount of the employee’s salary reduction.

     On June 30, 2004, Mr. McLane was granted an additional 100,000 stock options to purchase the Company’s Common Stock at a price of $2.32 per share. These options are now fully vested.

     Policy with Respect to Section 162(m) of the Internal Revenue Code. Generally, Section 162(m) of the Internal Revenue Code, and the regulations promulgated thereunder referred to as Section 162(m), denies a deduction to any publicly held corporation, such as the Company, for compensation exceeding $1,000,000 paid to the Chief Executive Officer and the four other highest paid executive officers during any taxable year, excluding, among other things, some performance-based compensation. The Committee intends to evaluate the level of compensation and the importance to the Company of qualifying for the performance-based exclusion with respect to options having an exercise price of not less than the fair market value of the Common Stock on the date of grant. The Committee will also continually evaluate to what extent Section 162(m) will apply to its other compensation programs.

Submitted by the Compensation Committee of the Board of Directors

Kevin F. Hickey, Chairman
James J. Byrne
Adam J. Gutstein

REPORT OF AUDIT COMMITTEE

     The Audit Committee met eight times in 2004. As required by its charter, which has been adopted by the Board of Directors, the Audit Committee has met with management to review and discuss the audited financial statements. The Audit Committee also conducted discussions with the Company’s independent auditors, McGladrey & Pullen, LLP, regarding the matters required by the Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from the independent accountants as required by Independence Standards Board Standard No. 1, “Independence Discussion with Audit Committees,” and the Audit Committee has discussed with McGladrey & Pullen, LLP its independence. Based upon the review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

Submitted by the Audit Committee of the Board of Directors

Thomas L. Cunningham, Chairman
John W. Coyle
James J. Byrne

STOCK PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in cumulative total return (change in the year-end stock price plus reinvested dividends) to the Company’s shareholders against the cumulative total return of the NASDAQ Stock Market (U.S.) and the Dow Jones U.S. Software Index for the five years beginning December 31, 1999.

     The closing price of the Company’s common stock on December 31, 2004 was $2.25 per share. Historical stock price performance is not necessarily indicative of future price performance.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (“Section 16(a)”) requires the Company’s directors, executive officers, and persons who own more than 10% of a registered class of the Company’ equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with; provided, that it has come to the Company’s attention that a shareholder who may be deemed to beneficially own more than 10% of the Company’s common stock may have failed to file certain reports under Section 16(a). The Company understands that such shareholder is currently examining its ownership position and will file such reports under Section 16(a) as it determines are appropriate.

ADVANCE NOTICE BYLAW PROVISION

     The Company’s Amended and Restated Bylaws provide that nominations by shareholders for directors to be elected, or proposals by shareholders to be considered, at a meeting of shareholders and which have not been previously approved by the Board of Directors must be submitted to the Secretary of the Company not later than (i) with respect to an election to be held, or a proposal considered, at an annual meeting of shareholders, the latest date upon which shareholder proposals must be submitted to the Company for inclusion in the Company’s proxy statement relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or other applicable rules or regulations under the federal securities laws or, if no such rules apply, at least ninety days prior to the date one year from the date of the immediately preceding the annual meeting of shareholders, and (ii) with respect to an election to be held, or a proposal to be considered at a special meeting of shareholders, the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders.

SHAREHOLDER PROPOSALS

     The Rule 14a-8 requirements applicable to inclusion of shareholder proposals in the Company’s proxy materials related to the Company’s 2006 Annual Meeting of Shareholders (the “2006 Meeting”) require that a shareholder proposal regarding the 2006 Meeting must be submitted to the Company at its office located at 7301 North State Highway 161, Suite 300, Irving, TX 75039, Attention: Secretary, by January 31, 2006, to receive consideration for inclusion in the Company’s 2006 proxy materials. Any such proposal must also comply with the proxy rules under the Securities Exchange Act of 1934, including Rule 14a-8. As to all such matters which the Company does not have notice on or prior to April 15, 2006, discretionary authority shall be granted to the persons designated in the Company’s proxy related to the 2006 Meeting to vote on such proposal.

HOUSEHOLDING INFORMATION

     Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement and notice of annual meeting to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. Each shareholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

     If the shares are registered in the name of the shareholder, the shareholder should contact Healthaxis at its offices at 7301 North State Highway 161, Suite 300, Irving, TX 75039, Attn: J. Brent Webb, Secretary, to inform the Company of their request. If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

OTHER MATTERS

     If any other matters are properly presented at the Annual Meeting, including a motion to adjourn, the persons named as proxies will have discretion to vote on those matters according to their best judgment to the same extent as a person delivering a proxy would be entitled to vote. At the date this Proxy Statement was printed, the Company did not anticipate that any other matters would be raised at the Annual Meeting.

ANNUAL REPORT ON FORM 10-K

     EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 REQUIRED TO BE FILED WITH THE COMMISSION WITHOUT CHARGE, INCLUDING EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST THEREFOR TO:

Healthaxis Inc. 7301 North State Highway 161 Suite 300 Irving, TX 75039 Attn: J. Brent Webb, Secretary

BY ORDER OF THE BOARD OF DIRECTORS, J. BRENT WEBB SECRETARY

APPENDIX A

HEALTHAXIS INC.

2005 STOCK INCENTIVE PLAN

Purpose of Plan

     The Healthaxis Inc. 2005 Stock Incentive Plan (the “Plan”) has been established as a complete amendment and restatement of the Healthaxis Inc. 2000 Stock Option Plan (the “Prior Plan”) by Healthaxis Inc. (the “Company”) to:

(a)	Attract and retain employees and directors of the Company and certain consultants and advisors to provide services to the Company;

(b)	Motivate participating employees, directors and consultants, by means of appropriate incentives, to achieve long-range goals;

(c)	Provide incentive compensation opportunities which are competitive with those of our peer group of corporations; and

(d)	Further identify Holders’ interests with those of the Company’s other shareholders through compensation alternatives based on the Company’s common stock;

and thereby promote the long-term financial interest of the Company and its Subsidiaries, including the growth in value of the Company’s equity and enhancement of long-term shareholder return.

SECTION 1. DEFINITIONS

1.1

“Award” means the grant of any Option, share of Restricted Stock, Performance Share, Stock Unit or Stock Appreciation Right under the Plan or any Option under the Prior Plan, whether granted singly, in combination, or in tandem, to a Holder pursuant to the terms, conditions, and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

1.2	“Award Agreement” means the written agreement between the Company and a Holder evidencing the terms, conditions, and limitations of the Award granted to that Holder.

1.3	“Board of Directors” means the board of directors of the Company.

1.4	“Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions in the Commonwealth of Pennsylvania are authorized or obligated by law or executive order to close.

1.5	“Change in Control” means the event that is deemed to have occurred if:

(a)

any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that does not own as of the Effective Date a ten percent (10%) or greater equity interest in the Company or in any Related Corporation becomes the “beneficial owner” (as determined pursuant to Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company or of any Related Corporation representing fifty percent (50%) or more of the combined voting power of the Company’s or Related Corporation’s, as the case may be, then outstanding voting securities; or

(b)

the Company or any Related Corporation shall merge with or consolidate into any other corporation, other than a merger or consolidation which would result in the holders of the Voting Securities of the Company or any Related Corporation, as the case may be, outstanding immediately prior thereto holding immediately thereafter securities representing more than fifty percent (50%) of the combined voting power of the Voting Securities of the Company or any Related Corporation, as the case may be, or such surviving entity (or its ultimate parent, if applicable) outstanding immediately after such merger or consolidation; or

(c)

the shareholders of the Company or any Related Corporation approve a plan of complete liquidation of the Company or any Related Corporation or the consummation of an agreement for the sale or disposition by the Company or any Related Corporation of all or substantially all of the Company’s or Related Corporation’s assets and such plan or agreement becomes effective, other than a liquidation or sale which would result in the Company directly or indirectly owning such interest or assets.

1.6	“Code” means the Internal Revenue Code of 1986, as amended.

1.7	“Committee” means the committee appointed pursuant to Section 3 by the Board of Directors to administer this Plan.

1.8	“Company” means Healthaxis Inc., a Pennsylvania corporation.

1.9	“Date of Grant” has the meaning given it in Paragraph 4.3.

1.10	“Disability” has the meaning given it in Paragraph 10.5.

1.11	“Effective Date” means the first date that the Plan has been approved by both the Board of Directors and the shareholders of the Company, as provided in Paragraph 11.1.

1.12

“Eligible Individual” means (a) a Key Employee, (b) a member of the Board of Directors, or (c) any other Person that the Committee designates as eligible for an Award (other than for Incentive Options) because the Person performs bona fide consulting or advisory services for the Company or any of its Subsidiaries (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Committee determines that the Person has a direct and significant effect on the financial development of the Company or any of its Subsidiaries.

1.13	“Employee” means any employee of the Company or of any of its Subsidiaries, including officers and directors of the Company who are also employees of the Company or of any of its Subsidiaries.

1.14	“Exchange Act” means the Securities Exchange Act of 1934, or any successor law, as it may be amended from time to time.

1.15	“Exercise Notice” has the meaning given it in Paragraph 5.5.

1.16	“Exercise Price” has the meaning given it in Paragraph 5.4.

1.17

“Fair Market Value” shall mean the last reported sale price of a share of the Company’s Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the NASDAQ Stock Market, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Stock is not then quoted on the NASDAQ Stock Market, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Stock. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal or other generally accepted source of market closing price information. Such determination shall be conclusive and binding on all persons.

1.18	“Holder” means an Eligible Individual to whom an Award has been granted or such Eligible Individual’s Permitted Transferee.

1.19	“Incentive Option” means an incentive stock option as defined under Section 422 of the Code and regulations thereunder.

1.20	“Key Employee” means any Employee whom the Committee identifies as having a direct and significant effect on the performance of the Company or any of its Subsidiaries.

1.21	“Non-Employee Director” has the meaning given it in Rule 16b-3.

1.22

“Nonstatutory Option” means a stock option that does not satisfy the requirements of Section 422 of the Code or that is designated at the Date of Grant or in the applicable Award Agreement to be an option other than an Incentive Option.

1.23	“Non-Surviving Event” means an event of Restructure as described in either subparagraph (b) or (c) of Paragraph 1.35.

1.24

“Normal Retirement” means the separation of the Holder from employment with the Company and its Subsidiaries on account of retirement at any time on or after the date on which the Holder reaches age sixty-five (65).

1.25	“Option” means either an Incentive Option or a Nonstatutory Option, or both.

1.26	“Outside Director” has the meaning given it under Section 162(m) of the Code.

1.27	“Performance Shares” has the meaning ascribed to it in Section 7.

1.28

“Permitted Transferee” means an Eligible Individual’s spouse, children, or grandchildren, a trust established by the Eligible Individual for the benefit of the Eligible Individual and/or his or her spouse, children, or grandchildren, a family partnership or limited liability company whose partners or members are the Eligible Individual, his or her spouse, children, or grandchildren, and/or a trust that would be a Permitted Transferee, or any other Person, the transfer to whom has been approved by the Committee in its sole discretion.

1.29

“Person” means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a partnership, or a trust or other entity. A Person, together with that Person’s affiliates and associates (as those terms are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Company with that Person, shall be deemed a single “Person.”

1.30	“Plan” means the Company’s 2005 Stock Incentive Plan, as it may be amended from time to time.

1.31	“Related Corporation” shall mean all affiliates and Subsidiaries of Healthaxis Inc. at the time in question.

1.32	“Restricted Period” has the meaning ascribed to it in Section 6.

1.33	“Restricted Stock” has the meaning ascribed to it in Section 6.

1.34	“Restructure” means the occurrence of any one or more of the following:

(a)

The merger or consolidation of the Company with any Person, whether effected as a single transaction or a series of related transactions, with the Company remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Company, cash, or other property;

(b)	The merger or consolidation of the Company with any Person, whether effected as a single transaction or a series of related transactions, with

(i)	the Company not being the continuing or surviving entity of that merger or consolidation or

(ii)

the Company remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock of the Company being changed into or exchanged for stock or other securities of any other Person or of the Company, or into cash or other property; or

(c)

The transfer, directly or indirectly, of all or substantially all of the assets of the Company (whether by sale, merger, consolidation, liquidation or otherwise) to any Person whether effected as a single transaction or a series of related transactions.

1.35	“Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act, or any successor rule, as it may be amended from time to time.

1.36	“Securities Act” means the Securities Act of 1933, or any successor law, as it may be amended from time to time.

1.37

“Stock” means the Company’s authorized common stock, par value $0.10 per share, as described in the Company’s Articles of Incorporation as it exists at the Effective Date, or any other securities that are substituted for the Stock as provided in Section 9.

1.38	“Stock Appreciation Right” has the meaning ascribed to it in Section 8.

1.39	“Stock Units” has the meaning ascribed to it in Section 7.

1.40

“Subsidiary” means, with respect to any Person, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

1.41	“Total Shares” has the meaning given it in Paragraph 9.2.

1.42

“Voting Securities” means any securities that are entitled to vote generally in the election of directors, in the admission of general partners, or in the selection of any other similar governing body.

SECTION 2. SHARES OF STOCK SUBJECT TO THE PLAN

2.1

Maximum Amount of Shares. Subject to the provisions of Paragraph 2.6 and Section 9 of the Plan, the aggregate number of shares of Stock that may be issued, transferred or exercised pursuant to Awards under the Plan shall be 1,000,000 additional shares, plus any shares of Stock that are not then represented by Awards granted under the Prior Plan, plus any shares of Stock that are represented by Awards granted under the Prior Plan which are forfeited, terminated, expire or are canceled without delivery of shares of Stock. Subject to the provisions of Paragraph 9.1, the number of shares of Stock with respect to which Options or SARs under the Plan may be granted in any calendar year to any employee shall not exceed 500,000 shares.

2.2

Reduction in Available Shares. In computing the total number of shares available at a particular time for Awards under the Plan, there shall be counted against the limitations stated in Paragraph 2.1 the number of shares of Stock awarded or subject to issuance upon exercise or settlement of Awards and the number of shares of Stock that have been issued upon exercise or settlement of Awards (except as otherwise provided in Paragraph 2.3).

2.3

Restoration of Unused and Surrendered Shares. If Stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because an Award is forfeited, terminated, expires unexercised, or is exchanged for other Awards, the shares of Stock that were subject to that Award shall no longer be charged against the number of available shares provided for in Paragraph 2.2 and shall again be available for issue, transfer, or exercise pursuant to Awards under the Plan to the extent of such forfeiture, termination, expiration, or other cessation of its subjection to an Award.

2.4

Description of Shares. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Company, or (c) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time in its sole discretion.

2.5

Registration and Listing of Shares. From time to time, the Board of Directors and appropriate officers of the Company shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance pursuant to Awards.

2.6

Reduction in Outstanding Shares of Stock. Nothing in this Section 2 shall impair the right of the Company to reduce the number of outstanding shares of Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Stock shall (a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested or (b) impair the status of any shares of Stock previously issued pursuant to an Award or thereafter issued pursuant to a then-outstanding Award as duly authorized, validly issued, fully paid, and nonassessable shares.

SECTION 3. ADMINISTRATION OF THE PLAN

3.1

Committee. The Committee shall administer the Plan with respect to all Eligible Individuals who are subject to Section 162(m) of the Code. The Board of Directors may administer the Plan with respect to all other Eligible Individuals or may delegate all or part of that duty to the Committee. Except for references in Paragraphs 3.1, 3.2, and 3.3 and unless the context otherwise requires, references herein to the Committee shall also refer to the Board of Directors. The Committee shall be constituted so that, as long as Stock is registered under Section 12 of the Exchange Act, each member of the Committee shall be both a Non-Employee Director and an Outside Director and so that the Plan in all other applicable respects will qualify transactions related to the Plan for the exemptions from Section 16(b) of the Exchange Act provided by Rule 16b-3, to the extent exemptions thereunder may be available, and for the performance-based compensation exception under Section 162(m) of the Code. If the Committee is nevertheless not so constituted, then the Plan shall be administered, and each grant of Awards to Eligible Individuals who are subject to Section 16(b) of the Exchange Act shall be approved, by the Board of Directors. No discretion regarding Awards to Eligible Individuals who are subject to Section 16(b) of the Exchange Act or Section 162(m) of the Code shall be afforded to a person who is not both a Non-Employee Director and an Outside

Director. The number of persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, but shall be no less than two persons.

3.2

Duration, Removal, Etc. The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal of a member from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by at least three days prior written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two or any other number that Rule 16b-3 or Section 162(m) may require from time to time.

3.3

Actions of Committee. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions of the Plan, the Articles of Incorporation, the By-laws of the Company, the Committee’s Charter, Rule 16b-3 and the performance-based compensation exception under Section 162(m) of the Code, so long as either is applicable, as the Committee may deem advisable.

3.4

Committee’s Powers. Subject to the express provisions of the Plan, Rule 16b-3 and the performance-based compensation exception under Section 162(m) of the Code, the Committee shall have the authority, in its sole and absolute discretion, (a) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (b) to determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted; (c) to determine the number of shares of Stock that shall be the subject of each Award; (d) to determine the terms and provisions of each Award Agreement (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment on the Award, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (e) to accelerate the time of exercisability or vesting of any Award that has been granted; (f) to construe the respective Award Agreements and the Plan; (g) to make determinations of the Fair Market Value of the Stock pursuant to the Plan; (h) to delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to Eligible Individuals who are subject to Section 16(b) of the Exchange Act or take any action that would disqualify an award for the performance-based compensation exception under Section 162(m) of the Code; and (i) to make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and the performance-based compensation exception under Section 162(m) of the Code, the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Paragraph 3.4 shall be final and conclusive.

SECTION 4. ELIGIBILITY AND PARTICIPATION

4.1	Eligible Individuals. Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof.

4.2

Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee shall take into consideration the contribution the potential Holder has made or may make to the success of the Company or its Subsidiaries and such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares subject to each of the Awards and shall authorize and cause the Company to grant Awards in accordance with those determinations.

4.3

Date of Grant. The date on which the Committee completes all action resolving to offer an Award to an individual, including the specification of the number of shares of Stock to be subject to the Award, shall be the date on which the Award covered by an Award Agreement is granted (the “Date of Grant”), even though certain terms of the Award Agreement may not be determined at that time and even though the Award Agreement may not be executed until a later time. In no event shall a Holder gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution of the Award Agreement by the Company and the Holder.

4.4

Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement that is executed by the Company and the Eligible Individual to whom the Award is granted incorporating those terms that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently.

4.5

Limitation for Incentive Options. Notwithstanding any provision contained herein to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless he is an Employee of the Company or a corporate Subsidiary (but not a partnership Subsidiary), and (b) a person shall not be eligible to receive an Incentive Option if, immediately before the time the Option is granted, that person owns (within the meaning of Sections 422 and 424 of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of stock of the Company or a Subsidiary. Nevertheless, subparagraph 4.5(b) shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred and ten percent (110%) of Fair Market Value and the Incentive Option is not, by its terms, exercisable after the expiration of five years from the Date of Grant.

4.6	No Right to Award. The adoption of the Plan shall not be deemed to give any person a right to be granted an Award.

SECTION 5. TERMS AND CONDITIONS OF OPTIONS

     All Options granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 5 (to the extent each term and condition applies to the form of Option) and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Paragraphs 9.2 and 9.3 and any of the terms and provisions of Section 10 (other than Paragraph 10.10).

5.1	Number of Shares. Each Award Agreement shall state the total number of shares of Stock to which it relates.

5.2

Vesting. Each Award Agreement shall state the time or periods in which or the conditions upon satisfaction of which, the right to exercise the Option or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Option shall vest at each such time, period, or fulfillment of condition.

5.3

Expiration of Options. Nonstatutory Options and Incentive Options may be exercised during the term determined by the Committee and set forth in the Award Agreement; provided that no Option shall be exercised after the expiration of a period of ten years commencing on the Date of Grant of such Option.

5.4

Exercise Price. Each Award Agreement shall state the exercise price per share of Stock (the “Exercise Price”). The Exercise Price per share of Stock subject to an Option shall not be less than the Fair Market Value per share of the Stock on the Date of Grant of the Option.

5.5

Method of Exercise. The Option shall be exercisable only by written notice of exercise (the “Exercise Notice”) delivered to the Company during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed by the Holder of the Option or, if the Holder is dead or Disabled, by the person authorized to exercise the Option pursuant to Paragraphs 10.3, 10.5 or 10.7, (c) be accompanied by the Exercise Price for all shares of Stock for which the Option is exercised, and (d) include such other information, instruments, and documents as may be required to satisfy any other condition to exercise contained in the Award Agreement. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Paragraph 5.5 have been satisfied.

5.6	Incentive Option Exercises. During the Holder’s lifetime, only the Holder may exercise an Incentive Option.

5.7

Medium and Time of Payment. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash or by an equivalent means acceptable to the Committee, (b) on the Committee’s prior consent (expressed in the original Award Agreement in the case of any Incentive Option), by surrendering or attesting to ownership of shares of Stock owned by the Holder (including shares received upon exercise of the Option or restricted shares already held by the Holder) and having a Fair Market Value equal to the aggregate Exercise Price payable in connection with such exercise, or (c) by any combination of clauses (a) and (b). If the Committee elects to accept shares of Stock in payment of all or any portion of the Exercise Price, then (for purposes of payment of the Exercise Price) those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the date of the delivery of the Exercise Notice. If the Committee elects to accept shares of restricted Stock in payment of all or any portion of the Exercise Price, then an equal number of shares issued pursuant to the exercise shall be restricted on the same terms and for the restriction period remaining on the shares used for payment.

5.8

Payment with Sale Proceeds. In addition, at the request of the Holder and to the extent permitted by applicable law, the Committee may (but shall not be required to) approve arrangements with a brokerage firm under which that brokerage firm, on behalf of the Holder, shall pay to the Company the Exercise Price of the Option being exercised, and the Company shall promptly deliver the exercised shares to the brokerage firm. To accomplish this transaction, the Holder must deliver to the Company an Exercise Notice containing irrevocable instructions from the Holder to the Company to deliver the stock certificates directly to the broker. Upon receiving a copy of the Exercise Notice acknowledged by the Company, the broker shall sell that number of shares of Stock an amount sufficient to pay the Exercise Price and any withholding obligations due. The broker shall then deliver to the Company that portion of the sale necessary to cover the Exercise Price and any withholding obligations due. The Committee shall not approve any transaction of this nature if the Committee believes that the transaction would give rise to the Holder’s liability for short-swing profits under Section 16(b) of the Exchange Act.

5.9

Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Company (or the Company’s Subsidiary if the Holder is an employee of a Subsidiary of the Company), at the time of the exercise of an Option, the amount that the Committee deems necessary to satisfy the Company’s or its Subsidiary’s current or future obligation to withhold federal, state or local income or other taxes that the Holder incurs by exercising an Option. Upon the exercise of an Option requiring tax withholding, a Holder may (a) direct the Company to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Company’s minimum statutory obligation to withhold taxes, that determination to be based on the shares’ Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Company sufficient shares of Stock (based upon the Fair Market Value at date of withholding) to satisfy the Company’s tax withholding obligations, based on the shares’ Fair Market Value as of the date of exercise; or (c) deliver sufficient cash to the Company to satisfy its tax withholding obligations. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, in its sole discretion, deny any Holder’s request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Company, immediately upon the Committee’s request, the amount of that deficiency. Upon the disposition (within the meaning of Code Section 424(c))

of shares of Stock acquired pursuant to the exercise of an Incentive Option prior to the expiration of the holding period requirements of Code Section 422(a)(1), the Holder shall be required to give notice to the Company of such disposition and the Company shall have the right to require the Holder to pay to the Company the amount of any taxes that are required by law to be withheld with respect to such disposition.

5.10

Limitation on Aggregate Value of Shares That May Become First Exercisable During Any Calendar Year Under an Incentive Option. Except as is otherwise provided in Paragraph 9.2, with respect to any Incentive Option granted under this Plan, the aggregate Fair Market Value of shares of Stock subject to an Incentive Option and the aggregate Fair Market Value of shares of Stock or stock of any Subsidiary (or a predecessor of the Company or a Subsidiary) subject to any other incentive stock option (within the meaning of Section 422 of the Code) of the Company or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a Holder in any calendar year may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Option is granted. For purposes of this Paragraph 5.10, “predecessor corporation” means (a) a corporation that was a party to a transaction described in Section 425(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Company, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Company or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any such corporations. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

5.11

No Fractional Shares. The Company shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option. In lieu of the issuance of any fractional share of Stock, the Company shall pay to the Holder an amount in cash equal to the same fraction (as the fractional Stock) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

5.12

Modification, Extension and Renewal of Options. Subject to the terms and conditions of and within the limitations of the Plan, Rule 16b-3, the performance-based compensation exception of Section 162(m) of the Code, and any consent required by the last sentence of this Paragraph 5.12, the Committee may (a) modify, vest, extend or renew outstanding Options granted under the Plan, (b) accept the surrender of Options outstanding hereunder (to the extent not previously exercised) and authorize the granting of new Options in substitution for outstanding Options (to the extent not previously exercised), and (c) amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option. Nevertheless, without the consent of the Holder, the Committee may not modify any outstanding Options so as to specify a higher or lower Exercise Price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher or lower Exercise Price. In addition, no modification of an Option granted hereunder shall, without the consent of the Holder, alter or impair any rights or obligations under any Option theretofore granted hereunder to such Holder under the Plan except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code or as permitted in clause (c) of this Paragraph 5.12.

5.13

Other Agreement Provisions. The Award Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee may deem advisable. Each Award Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Award Agreement relates to constitute an incentive stock option, as defined in Section 422 of the Code.

SECTION 6. TERMS AND CONDITIONS OF RESTRICTED STOCK

     All shares of Restricted Stock granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 6 and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Paragraphs 9.2 and 9.3 and any of the terms and provisions of Section 10 (other than Paragraph 10.10).

6.1

Definition. Restricted Stock awards are grants of Stock to Eligible Individuals, the vesting of which is subject to a required period of employment or service as a consultant, and any other conditions set forth in the Award Agreement.

6.2	Terms and Conditions of Awards.

(a)

Restricted Stock awarded to Holders may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, for a period of 10 years or such shorter period as the Board may determine, but not less than one year, after the time of the award of such stock (the “Restricted Period”). Except for such restrictions, the Holder as owner of such shares shall have all the rights of a shareholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Board, the right to receive all dividends paid on such shares.

(b)

The Board may in its discretion, at any time after the date of the award of Restricted Stock, adjust the length of the Restricted Period to account for individual circumstances of a Holder or group of Holders, but in no case shall the length of the Restricted Period be less than one year.

(c)

Except as otherwise determined by the Board in its sole discretion, a Holder whose employment or service with the Company and all Related Corporations terminates prior to the end of the Restricted Period for any reason shall forfeit all shares of Restricted Stock remaining subject to any outstanding Restricted Stock Award.

(d)

Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Holder and, at the discretion of the Board, each such certificate may be held by the Company or deposited in a bank designated by the Board. Each such certificate shall bear the following (or a similar) legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Healthaxis Inc. 2005 Stock Incentive Plan and an agreement entered into between the registered owner and Healthaxis Inc. A copy of such plan and agreement is on file in the office of the Secretary of Healthaxis Inc.,7301 North State Highway 161, Irving, TX 75039.”

(e)	At the end of the Restricted Period for Restricted Stock, such Restricted Stock will be transferred free of all restrictions to a Participant (or his or her legal representative, beneficiary or heir).

SECTION 7. TERMS AND CONDITIONS OF STOCK UNITS AND PERFORMANCE SHARE AWARDS

     All Stock Units and Performance Shares granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 7 and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Paragraphs 9.2 and 9.3 and any of the terms and provisions of Section 10 (other than Paragraph 10.10).

7.1

Definition. A “Stock Unit” Award is the grant of a right to receive shares of Stock in the future. A “Performance Share” Award is a grant of shares of Stock or Stock Units which is contingent on the achievement of performance or other objectives during a specified period. The number of Performance Shares earned, and the value received for them, will be contingent on the degree to which the performance measures established at the time of the initial award are met.

7.2

Terms and Conditions of Awards. For each Holder, the Board will determine the timing of awards; the number of Stock Units or Performance Shares awarded; the performance measures used for determining whether the Performance Shares are earned; the performance period during which the performance measures will apply; the relationship between the level of achievement of the performance measures and the degree to which Performance Shares are earned; whether, during or after the performance period, any revision to the performance measures or performance period should be made to reflect significant events or changes that occur during the performance period; the number of earned Performance Shares that will be paid in cash and/or shares of Stock; and whether dividend equivalents will be paid on Stock Units or Performance Shares, either currently or on a deferred basis.

7.3

Payment. The Board will compare the actual performance to the performance measures established for the performance period and determine the number of shares of Stock to be issued. Payment for Performance Shares earned shall be wholly in cash, wholly in Stock or in a combination of the two, in a lump sum or installments, and subject to vesting requirements and such other conditions as the Board shall provide. The Board will determine the number of earned Performance Shares to be paid in cash and the number to be paid in Stock. For Performance Shares payable in shares of Stock, one share of Stock will be paid for each share earned, or cash will be paid for each share earned equal to either (a) the Fair Market Value of a share of Stock at the end of the performance period or (b) the Fair Market Value of the Stock averaged for a number of days determined by the Board. For Performance Shares awarded in cash, the value of each share earned will be paid in its initial cash value, or shares of Stock will be distributed based on the cash value of the shares earned divided by (a) the Fair Market Value of a share of Stock at the end of the performance period or (b) the Fair Market Value of a share of Stock averaged for a number of days determined by the Board.

7.4

Retirement, Death or Termination. A Holder whose employment or service with the Company and Related Corporations terminates because of Normal Retirement or death either (i) during a performance period, or (ii) prior to the delivery date for Stock Units, shall be entitled to the prorated value of earned Performance Shares or Stock Units, at the conclusion of the performance period (or the deferred delivery date) based on the ratio of the months the Holder was employed (or during which he rendered services as a consultant) during the period to the total months of the performance period (or from the date of the award of the Stock Units until the deferred delivery date). If the Holder’s employment or service with the Company and Related Corporations terminates for any reason other than Normal Retirement or death (i) during a performance period, or (ii) prior to the delivery date for Stock Units, the Performance Shares or Stock Units will be forfeited on the date his employment or service terminates. Notwithstanding the foregoing provisions of this Paragraph 7.4, the Board may determine that the Holder will be entitled to receive all or any portion of the Performance Shares or Stock Units that he or she would otherwise receive, and may accelerate the determination and payment of the shares or units or make such other adjustments as the Board, in its sole discretion, deems desirable.

SECTION 8. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

     All Stock Appreciation Rights granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 8 and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Paragraphs 9.2 and 9.3 and any of the terms and provisions of Section 10 (other than Paragraph 10.10).

8.1

Definition. A Stock Appreciation Right is an award that may be granted on a stand-alone basis or in tandem with an Incentive Option or a Nonstatutory Option, and entitles the Holder to receive an amount equal to the difference between the Fair Market Value of the shares of Stock at the time of exercise of the Stock Appreciation Right and the Fair Market Value of the shares of Stock on the Date of Grant of the Stock Appreciation Right, subject to the following provisions of this Section 8.

8.2

Exercise. A Stock Appreciation Right may be exercised under the applicable terms and conditions of the Award Agreement. A Stock Appreciation Right shall entitle the Holder to receive, upon the exercise of the Stock Appreciation Right, shares of Stock (valued at their Fair Market Value at the time of exercise), in an amount equal in value to the excess of the Fair Market Value of the shares of Stock subject to the Stock Appreciation Right as of the date of such exercise over the Fair Market Value of the shares of Stock as of the Date of Grant of the Stock Appreciation Right. The exercise of a Stock Appreciation Right that is granted in tandem with an Option will result in the surrender of the related Incentive Option or Nonstatutory Option and, unless otherwise provided by the Board in its sole discretion, the exercise of an Option granted in tandem with a Stock Appreciation Right will result in the surrender of the related Stock Appreciation Right.

8.3

Expiration Date. The “Expiration Date” with respect to a Stock Appreciation Right shall be determined by the Board, but shall be not later than the Expiration Date for any tandem Option. If neither the right nor the tandem Option is exercised before the end of the day on which the right ceases to be exercisable, such right shall be deemed exercised as of such date and payment shall be made to the holder in shares of Stock (valued at their Fair Market Value at the time of exercise).

SECTION 9. ADJUSTMENT PROVISIONS

9.1

Adjustment of Awards and Authorized Stock. The terms of an Award and the number of shares of Stock authorized pursuant to Paragraph 2.1 for issuance under the Plan shall be subject to adjustment, from time to time, in accordance with the following provisions:

(a)

If at any time or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the maximum number of shares of Stock available for the Plan as provided in Paragraph 2.1 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, (iii) the maximum number of shares of Stock subject to Options that may be granted to any Eligible Individual in any single fiscal year of the Company shall be increased proportionately, and (iv) the Exercise Price for each share of Stock (or other kind of shares or unit of other securities) subject to then outstanding Options shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Options remain exercisable or subject to restrictions.

(b)

If at any time or from time to time, the Company shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the maximum number of shares of Stock available for the Plan as provided in Paragraph 2.1 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, (iii) the maximum number of shares of Stock subject to Options that may be granted to any Eligible Individual in any single fiscal year of the Company shall be decreased proportionately, and (iv) the Exercise Price for each share of Stock (or other kind of shares or unit of other securities) subject to then outstanding Options shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Options remain exercisable or subject to restrictions.

(c)

In the event of any other change in the outstanding shares of Stock of the Company by reason of any spinoff, recapitalization, merger, consolidation, combination, extraordinary dividend, exchange of shares or other change affecting the outstanding shares of Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to (i) the aggregate number of shares of Stock with respect to which awards may be made under the Plan, (ii) the terms and the number of shares and/or the price per share of any outstanding Options, Stock Appreciation Rights, Restricted Stock and Stock Units and Performance Share Awards, and (iii) the maximum number of shares of Stock subject to Options that may be granted to any eligible Individual in any single fiscal year of the Company. The Committee may also make adjustments described in (i)-(iii) of the previous sentence in the event of any distribution of assets to shareholders other than a normal cash dividend. Adjustments, if any, and any determination or interpretations made by the Committee shall be final, binding and conclusive. For purposes of this Paragraph 9.1, conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. Except as expressly provided herein, no issuance by the Company of shares of any class or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an Award.

(d)

Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Paragraph 9.1, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in exercise price and the number of shares of Stock, other securities, cash or property subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Holder such a notice.

(e)

Adjustments under subparagraphs 9.1(a), (b) and (c) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

9.2

Changes in Control. Any Award Agreement may provide that, upon the occurrence of a Change in Control, all outstanding Options, shares of Restricted Stock, Stock Units, Performance Share Awards and Stock Appreciation Rights shall immediately become fully vested and exercisable in full, including that portion of any Award that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable, earned or vested (the total number of shares of Stock as to which an Award is exercisable upon the occurrence of a Change in Control is referred to herein as the “Total Shares”). If a Change in Control involves a Restructure or occurs in connection with a series of related transactions involving a Restructure and if such Restructure is in the form of a Non-Surviving Event and as a part of such Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of an Award shall receive or be entitled to purchase (in lieu of the Total Shares that the Holder would otherwise receive or be entitled to purchase) the number of shares of stock, other securities, cash or property to which that number of Total Shares would have been entitled in connection with such Restructure (and at an aggregate Exercise Price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure).

9.3

Restructure and No Change in Control. In the event a Restructure should occur at any time while there is any outstanding Award hereunder and that Restructure does not occur in connection with a Change in Control or in connection with a series of related transactions involving a Change in Control, then:

(a)

no outstanding Option, shares of Restricted Stock, Stock Units, Performance Share Awards or Stock Appreciation Rights shall become vested or exercisable merely because of the occurrence of the Restructure; and

(b)	in the Committee’s discretion, the Company may (but shall not be required to) take any one or more of the following actions:

(i)

accelerate in whole or in part the time of the vesting and exercisability of any one or more of the outstanding Awards so as to provide that those Awards shall be vested and exercisable before, upon, or after the consummation of the Restructure;

(ii)

if the Restructure is in the form of a Non-Surviving Event, cause the surviving entity to assume in whole or in part any one or more of the outstanding Awards upon such terms and provisions as the Committee deems desirable; or

(iii)

redeem in whole or in part any one or more of the outstanding Options, Stock Units, Performance Share Awards or Stock Appreciation Rights (whether or not then exercisable) in consideration of a cash payment, as such payment may be reduced for tax withholding obligations as contemplated in Paragraphs 5.9 and 10.14 in an amount equal to the Fair Market Value determined as of a date immediately preceding the consummation of the Restructure, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed (in excess of the Exercise Price in the case of an Option, or the Fair Market Value of the shares of Stock at the Date of Grant in the case of a Stock Appreciation Right).

The Company shall promptly notify each Holder of any election or action taken by the Company under this Paragraph 9.3. In the event of any election or action taken by the Company pursuant to this Paragraph 9.3 that requires the amendment or cancellation of any Award Agreement, as may be specified in any notice to the Holder thereof, that Holder shall promptly deliver that Award Agreement to the Company in order for that amendment or cancellation to be implemented by the Company and the Committee. The failure of the Holder to deliver any such Award Agreement to the Company as provided in the preceding sentence shall not in any manner effect the validity or enforceability of any action taken by the Company and the Committee under this Paragraph 9.3, including, without limitation, any redemption of an Award as of the consummation of a Restructure. Any cash payment to be made by the Company pursuant to this Paragraph 9.3 in connection with the redemption of any outstanding Awards shall be paid to the Holder thereof currently with the delivery to the Company of the Award Agreement evidencing that Award; provided, however, that any such redemption shall be effective upon the consummation of the Restructure notwithstanding that the payment of the redemption price may occur subsequent to the consummation. If all or any portion of an outstanding Award is to be exercised or vested upon or after the consummation of a Restructure that is in the form of a Non-Surviving Event and as a part of that Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of the Award shall thereafter be entitled to receive or purchase (in lieu of the number of shares of Stock that the Holder would otherwise be entitled to receive or purchase) the number of shares of stock, other securities, cash or property to which such number of shares of Stock would have been entitled in connection with the Restructure (and, for Options, at an aggregate Exercise Price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure).

9.4

Notice of Change in Control or Restructure. The Company shall attempt to keep all Holders informed with respect to any Change in Control or Restructure or of any potential Change in Control or Restructure to the same extent that the Company’s shareholders are informed by the Company of any such event or potential event.

SECTION 10. ADDITIONAL PROVISIONS

10.1

Termination of Employment. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated for any reason other than the Holder’s death or Disability (hereafter defined), then any and all Awards held by that Holder in the Holder’s capacity as an Employee as of the date of the termination shall become null and void and are forfeited without any further action or notice as of the date of the termination unless otherwise specified in the Award Agreement, written employment contract, or other similar document or program authorized by the Board of Directors or the Committee; provided, however, that the portion, if any, of any and all Awards held by the Holder that are vested and exercisable as of the date the Holder’s employment is terminated shall be exercisable by that Holder for a period of the lesser of (a) the remainder of the term of the Award or (b) ninety (90) days following the date of the Holder’s termination, except in cases where a specific extended post-termination exercise period is contained in any Award Agreement, written employment contract, or other similar document or program authorized by the Board of Directors or the Committee, in which case the extended post-termination exercise period shall apply. Any portion of an Award not exercised upon the expiration of the applicable post-termination exercise period shall be null and void and are forfeited without any further action or notice as of the expiration of such period.

10.2

Other Loss of Eligibility. If a Holder is an Eligible Individual because the Holder is serving in a capacity other than as an Employee and if that capacity is terminated for any reason other than the Holder’s death, then any and all Awards held by the Holder that were granted because of that capacity as of the date of the termination shall become null and void and are forfeited without any further action or notice as of the date of the termination unless otherwise specified in the Award Agreement, written consulting contract, or other similar document authorized by the Board of Directors or the Committee; provided, however, that the portion, if any, of any and all Awards held by the Holder that are exercisable as of the date the Holder ceases to serve in such capacity shall be exercisable by that Holder for a period of the lesser of (a) the remainder of the term of the Award or (b) ninety (90) days following the date the Holder ceases to serve in such capacity, except in cases where a specific extended post-termination exercise period is contained in any Award Agreement, written consulting contract, or other similar document or program authorized by the Board of Directors or the Committee, in which case the extended post-termination exercise period shall apply. Any portion of an Award not exercised upon the expiration of the applicable post-termination exercise period shall be null and void and are forfeited without any further action or notice as of the expiration of such period.

10.3

Death. Upon (a) the death of a Holder who is an Eligible Individual because the Holder is an Employee, during the Holder’s employment or within ninety (90) days following the Holder’s retirement described in Paragraph 10.4 below, or (b) the death of a Holder who is an Eligible Individual because the Holder is serving in a capacity other than as an Employee, then any and all Awards held by the Holder that are not yet exercisable as of the date of the Holder’s death shall become null and void and are forfeited without any further action or notice as of the date of death; provided, however, that the portion, if any, of any and all Awards held by the Holder that are exercisable as of the date of death shall be exercisable by that Holder’s legal representatives, legatees or distributees for a period of the lesser of (a) the remainder of the term of the Award or (b) one year following the date of the Holder’s death. Any portion of an Award not exercised upon the expiration of the periods specified in (a) or (b) shall be null and void and are forfeited without any further action or notice as of the expiration of such period. Except as expressly provided in this Paragraph 10.3, no Award held by a Holder shall be exercisable after the death of that Holder.

10.4

Retirement. If a Holder is an Eligible Individual because the Holder is an Employee and that employment relationship is terminated by reason of the Holder’s Normal Retirement, then the portion, if any, of any and all Awards held by the Holder that are not yet vested or exercisable as of the date of that retirement shall become null and void and are forfeited without any further action or notice as of the date of retirement unless otherwise specified in the Award Agreement, written employment contract, or other similar document authorized by the Board of Directors or the Committee; provided, however, that the portion, if any, of any and all Awards held by the Holder that are vested and exercisable as of the date of that retirement shall be exercisable for a period of the lesser of (a) the remainder of the term of the Award or (b) 90 days following the date of retirement, except in cases where a specific extended post-retirement exercise period is contained in any Award Agreement, written employment contract, or other similar document or program authorized by the Board of Directors or the Committee, in which case the extended post-retirement exercise period shall apply. Any portion of an Award not exercised upon the expiration of the applicable post-retirement exercise period shall be null and void and are forfeited without any further action or notice as of the expiration of such period.

10.5

Disability. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder’s Disability, then the portion, if any, of any and all Awards held by the Holder that are not yet vested or exercisable as of the date of that termination for Disability shall become null and void and are forfeited without any further action or notice as of the date of termination unless otherwise specified in the Award Agreement, written employment contract, or other similar document authorized by the Board of Directors or the Committee; provided, however, that the portion, if any, of any and all Awards held by the Holder that are vested and exercisable as of the date of that termination shall survive the termination for the lesser of (a) the original term of the Award or (b) one year following the date of termination, and the Award shall be exercisable by the Holder, his guardian, or his legal representative, except in cases where a specific extended post-termination exercise period is contained in any Award Agreement, written employment contract, or other similar document or program authorized by the Board of Directors or the Committee, in which case the extended post-termination exercise period shall apply. Any portion of an Award not exercised upon the expiration of the applicable post-termination exercise period shall be null and void and are forfeited without any further action or notice as of the expiration of such period.. “Disability” shall have the meaning given it in the employment agreement of the Holder; provided, however, that if that Holder has no employment agreement, “Disability” shall have the meaning set forth in Section 22(e)(3) of the Code and the regulations thereunder.

10.6

Leave of Absence. With respect to an Award, the Committee may, in its sole discretion, determine that any Holder who is on leave of absence for any reason will be considered to still be in the employ of the Company, provided that rights to that Award during a leave of absence will be limited to the extent to which those rights were earned or vested when the leave of absence began.

10.7

Transferability of Awards. Incentive Options, Stock Units and Performance Share Awards, and, during the period of restriction, Restricted Stock awarded under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. Incentive Options may be exercised during the lifetime of the Holder only by the Holder or his guardian or legal representative. If provided in the Award agreement, Nonstatutory Options and Stock Appreciation Rights may be transferred by a Holder to Permitted Transferees, and may be exercised either by the Holder, his guardian or legal representative and as otherwise permitted under the laws of descent and distribution, or by a Permitted Transferee.

10.8

Forfeiture and Restrictions on Transfer. Each Award Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Award or otherwise and may also provide for those restrictions on the transferability of shares of the Stock acquired pursuant to an Award or otherwise that the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to the Company or its Subsidiaries for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Company and shareholders of the Company other than the Holder of such shares of Stock who is a party to the particular Award Agreement or a subsequent holder of the shares of Stock who is bound by that Award Agreement.

10.9

Delivery of Certificates of Stock. Subject to Paragraph 10.10, the Company shall promptly issue and deliver a certificate representing the number of shares of Stock as to which an Option or Stock Appreciation Right has been exercised after the Company receives an Exercise Notice and upon receipt by the Company of the Exercise Price, if applicable, and any tax withholding as may be requested. The value of the shares of Stock transferable because of an Award under the Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Award Agreement. If a Holder is entitled to receive certificates representing Stock received for more than one form of Option under the Plan, separate Stock certificates shall be issued with respect to Incentive Options and Nonstatutory Options.

10.10

Conditions to Delivery of Stock. Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option, the Company may, as a condition precedent to the exercise of such Option, require from the Holder (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Option and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that Holder (or in the event of the Holder’s death, his legal representatives, heirs, legatees, or distributees), will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

10.11

Securities Act Legend. Certificates for shares of Stock, when issued, may have the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Stock issued pursuant to an effective registration statement under the Securities Act.

10.12

Legend for Restrictions on Transfer. Each certificate representing shares issued to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under this Plan or an Award Agreement, bear a legend that complies with applicable law with respect to the restrictions on transferability contained in this Paragraph 10.12, such as:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THAT CERTAIN INSTRUMENT ENTITLED “HEALTHAXIS INC. 2005 STOCK INCENTIVE PLAN” AS ADOPTED BY HEALTHAXIS INC. (THE “COMPANY”) ON __________, 2005, AND AN AGREEMENT THEREUNDER BETWEEN THE COMPANY AND (HOLDER) DATED _______________, 20__, AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED. THE COMPANY WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

10.13

Rights as a Shareholder. A Holder shall have no right as a shareholder with respect to any shares covered by his Award until a certificate representing those shares is issued in his name. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Section 9. Nevertheless, dividends and dividend equivalent rights may be extended to and made part of any Award denominated in Stock or units of Stock, subject to such terms, conditions, and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Stock or units of Stock.

10.14

Payment of Taxes. All awards and payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied through the surrender of shares of Stock which the Holder already owns, or to which a Holder is otherwise entitled under the Plan. When a Holder is entitled to receive shares of Stock pursuant to the exercise of a Stock Appreciation Right or with respect to an award of Restricted Stock, Stock Units and Performance Shares pursuant to the Plan, the Company shall have the right to require the Holder to pay to the Company the amount of any taxes that it is required to withhold with respect to such shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld.

10.15

Furnish Information. Each Holder shall furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable statute or regulation.

10.16	Obligation to Exercise. The granting of an Award hereunder shall impose no obligation upon the Holder to exercise the same or any part thereof.

10.17

Remedies. The Company shall be entitled to recover from a Holder reasonable attorneys’ fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Award Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

10.18

Information Confidential. As partial consideration for the granting of each Award hereunder, the Holder shall agree with the Company that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder’s spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration that breach in determining whether to recommend the grant of any future Award to that Holder, as a factor militating against the advisability of granting any such future Award to that individual.

10.19

Consideration. No Option shall be exercisable with respect to a Holder unless and until the Holder shall have paid cash or property to, or performed services for, the Company or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Award.

SECTION 11. EFFECTIVENESS, DURATION AND AMENDMENT OF PLAN

11.1

Effectiveness. The Plan shall not be effective unless and until it has been approved by both the Board of Directors and the holders of a majority of the shares of Stock of the Company voting with respect to the Plan at the meeting of the shareholders of the Company at which the Plan is presented for shareholder approval. No Awards may be granted prior to the Effective Date under this Plan. Awards granted under the Prior Plan prior to the Effective Date shall continue to be governed by the terms of the Prior Plan, the granting documents and as otherwise applicable in each instance.

11.2	Duration. No Awards may be granted hereunder after the date that is ten (10) years from the earlier of (a) the Effective Date and (b) the date the Plan is approved by the shareholders of the Company.

11.3

Amendment and Termination. The Board of Directors may, insofar as permitted by law, with respect to any shares which, at the time, are not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions from that Section in the regulations thereunder, or the performance-based compensation exception of Section 162(m) of the Code. The Board of Directors may also amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Company or the Plan or for any other purpose permitted by law. Amendments to the Plan shall not require shareholder approval except to the extent required by applicable law (including Section

422 of the Code with respect to incentive stock options) or the rules of any market on which the Stock is then traded.

SECTION 12. GENERAL

12.1	Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options may be used for any general corporate purpose.

12.2

Right of the Company and Subsidiaries to Terminate Employment. Nothing contained in the Plan, or in any Award Agreement, shall confer upon any Holder the right to continue in the employ of the Company or any Subsidiary, or interfere in any way with the rights of the Company or any Subsidiary to terminate the Holder’s employment at any time.

12.3

No Liability for Good Faith Determinations. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Award granted under it, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys’ fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

12.4

Other Benefits. Participation in the Plan shall not preclude the Holder from eligibility in any other stock or stock option plan of the Company or any Subsidiary or any old age benefit, insurance, pension, profit sharing retirement, bonus, or other extra compensation plans that the Company or any Subsidiary has adopted, or may, at any time, adopt for the benefit of its Employees. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

12.5

Exclusion From Pension and Profit-Sharing Compensation. By acceptance of an Award (whether in Stock or cash), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Company or any Subsidiary. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that the Award will not affect the amount of any life insurance coverage, if any, provided by the Company or a Subsidiary on the life of the Holder that is payable to the beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

12.6

Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock to the Holder, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

12.7

Unfunded Plan. Insofar as it provides for Awards of cash and Stock, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Stock or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock or rights thereto to be granted under the Plan. Any liability of the Company to any Holder with respect to a grant of cash, Stock or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

12.8	No Guarantee of Interests. Neither the Committee nor the Company guarantees the Stock of the Company from loss or depreciation.

12.9

Payment of Expenses. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company or its Subsidiaries; provided, however, the Company or a Subsidiary may recover any and all damages, fees, expenses, and costs arising out of any actions taken by the Company to enforce its rights under this Plan.

12.10

Company Records. Records of the Company or its Subsidiaries regarding the Holder’s period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

12.11

Information. The Company and its Subsidiaries shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

12.12

Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Individuals who are subject to Section 16(b) of the Exchange Act) or Section 422 of the Code (with respect to Incentive Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 or Section 422 of the Code. With respect to Incentive Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.

12.13

Notices. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Company or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance herewith, the Company and each Holder shall specify as its and his address for receiving notices the address set forth in the Award Agreement pertaining to the shares to which such notice relates.

12.14	Waiver of Notice. Any person entitled to notice hereunder may waive such notice.

12.15

Successors. The Plan shall be binding upon the Holder, his legal representatives, heirs, legatees, and distributees, and Permitted Transferees, upon the Company, its successors, and assigns, and upon the Committee, and its successors.

12.16	Headings. The titles and headings of Sections and Paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

12.17

Governing Law. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the Commonwealth of Pennsylvania except to the extent Pennsylvania law is preempted by federal law. Questions arising with respect to the provisions of an Award Agreement that are matters of contract law shall be governed by the laws of the state specified in the Award Agreement, except to the extent Pennsylvania corporate law conflicts with the contract law of such state, in which event Pennsylvania corporate law shall govern. The obligation of the Company to deliver or sell Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

12.18

Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

     IN WITNESS WHEREOF, Healthaxis Inc., acting by and through its officer hereunto duly authorized, has executed this instrument, this the 11th day of May, 2005.

HEALTHAXIS INC.

By: /s/ James W. McLane ____________________________________ James W. McLane, Chief Executive Officer

							Please mark here if address change or comment noted on proxy	☐

1.	To elect six directors to serve until the next annual meeting of shareholders and until their successors are duly elected;
						FOR	AGAINST	ABSTAIN
	Nominees:	01 James J. Byrne, 02 John W. Coyle, 03 Thomas L. Cunningham, 04 Adam J. Gutstein 05 Kevin F. Hickey, 06 James W. McLane		2.	To approve the Healthaxis Inc. 2005 Stock Incentive Plan (which amends and restates the Healthaxis Inc. 2000 Stock Option Plan);	☐	☐	☐
						FOR	AGAINST	ABSTAIN
		FOR ALL NOMINEES (except as provided to the contrary below)	WITHHOLD AUTHORITY FOR ALL NOMINEES	3.	To ratify the selection of McGladrey & Pullen, LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2005; and	☐ FOR	☐ AGAINST	☐ ABSTAIN
		☐	☐	4.

To act upon such other matters as may properly come before the meeting, including any motion to adjourn the meeting to a later time to permit further solicitation of proxies if necessary to establish a quorum or to obtain additional votes in favor of the proposals or before any postponements or adjournments thereof.

						☐	☐	☐
	If there is any individual director with respect to whom you desire to withhold your consent, you may do so by indicating his name(s):
					In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the meeting and at any adjournment(s) or postponement(s) thereof.

MARK TOP FOR ADDRESS CHANGE AND NOTE ON REVERSE SIDE.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE APPROVAL OF ALL SIX OF THE DIRECTOR NOMINEES, (2) FOR THE APPROVAL OF THE HEALTHAXIS INC. 2005 STOCK INCENTIVE PLAN, (3) FOR THE RATIFICATION OF THE SELECTION OF MCGLADREY & PULLEN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005, AND (4) TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING ANY MOTION TO ADJOURN THE MEETING TO A LATER TIME TO PERMIT FURTHER SOLICITATION OF PROXIES IF NECESSARY TO ESTABLISH A QUORUM OR TO OBTAIN ADDITIONAL VOTES IN FAVOR OF THE PROPOSALS OR BEFORE ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) or postponement(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

Signature	Signature	Date

(This proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope.  Persons signing in a fiduciary capacity should so indicate.  If shares are held by joint tenants or as community property, both should sign.)

  FOLD AND DETACH HERE   

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/haxs Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

HEALTHAXIS INC.

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS FOR THE
2005 ANNUAL MEETING OF STOCKHOLDERS ON JUNE 29, 2005

     The undersigned shareholder of HEALTHAXIS INC., a Pennsylvania corporation (the “Company”), hereby acknowledges receipt of the official Notice of Annual Meeting of Shareholders, dated May 31, 2005, and hereby appoints J. Brent Webb and Jimmy D. Taylor, and each of them as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2005 Annual Meeting of Shareholders of the Company, to be held on Wednesday, June 29, 2005, at 8:00 a.m., Central Daylight Time, at the offices of the Company located at 7301 North State Highway 161, Suite 300, Irving, Texas 75039, and any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

(Continued and to be signed on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲  FOLD AND DETACH HERE  ▲

You can now access your HEALTHAXIS INC. account online.

Access your HEALTHAXIS INC. shareholder/ account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for HEALTHAXIS INC., now makes it easy and convenient to get current information on your shareholder account.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN

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